                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                  EXCITE, INC.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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

                                      LOGO

                                                                    May   , 1998

To Our Shareholders:

     You are cordially invited to attend the 1998 Annual Meeting of Shareholders of Excite, Inc. to be held at the corporate offices of the Company, located at
555 Broadway, Redwood City, California on                     at 10:00 a.m.,
California time.

     The matters expected to be acted upon at the meeting are described in detail in the following Notice of Annual Meeting of Shareholders and Proxy Statement.

     It is important that you use this opportunity to take part in the affairs of Excite, Inc. by voting on the business to come before this meeting. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING. Returning the Proxy does not deprive you of your right to attend the meeting and to vote your shares in person.

     We look forward to seeing you at the meeting.

                                          Sincerely,

                                          GEORGE BELL
                                          President and Chief Executive Officer

                                  EXCITE, INC.
                                  555 BROADWAY
                         REDWOOD CITY, CALIFORNIA 94063
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Our Shareholders:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Excite, Inc. (the "Company") will be held at the corporate offices of the Company,
located at 555 Broadway, Redwood City, California on                     at
10:00 a.m., California time, for the following purposes:

          1. To elect five directors of the Company, each to serve until the next Annual Meeting of Shareholders and until his successor has been elected and qualified or until his earlier resignation or removal.

          2. To approve an amendment to the Company's 1996 Equity Incentive Plan to increase the number of shares issuable thereunder by an aggregate of 3,300,000 shares.

          3. To approve an amendment to the Company's 1996 Employee Stock Purchase Plan to increase the number of shares issuable thereunder by an aggregate of 300,000 shares.

          4. To approve a change in the Company's state of incorporation from California to Delaware.

          5. To ratify the selection of Ernst & Young LLP as independent auditors for the Company for the fiscal year ending December 31, 1998.

          6. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Only shareholders of record at the close of business on             , 1998
are entitled to notice of and to vote at the meeting or any adjournment thereof.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          ROBERT C. HOOD
                                          Executive Vice President,
                                          Chief Administrative Officer and
                                          Chief Financial Officer

Redwood City, California
May   , 1998

     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.

                                  EXCITE, INC.
                                  555 BROADWAY
                         REDWOOD CITY, CALIFORNIA 94063
                            ------------------------

                                PROXY STATEMENT
                            ------------------------

                                 MAY    , 1998

     The accompanying proxy is solicited on behalf of the Board of Directors of Excite, Inc., a California corporation (the "Company"), for use at the Annual Meeting of Shareholders of the Company to be held at the corporate offices of
the Company located at 555 Broadway, Redwood City, California on             ,
1998 at 10:00 a.m., California time, (the "Meeting"). Only holders of record of
the Company's Common Stock at the close of business on             , 1998 (the
"Record Date") will be entitled to vote at the Meeting. At the close of business
on             , 1998, the Company had           shares of Common Stock
outstanding and entitled to vote. A majority of the shares of Common Stock outstanding on the Record Date will constitute a quorum for the transaction of business. All proxies will be voted in accordance with the instructions contained therein and, if no choice is specified, the proxies will be voted in favor of the nominees and the proposals set forth in the accompanying Notice of Meeting and this Proxy Statement. This Proxy Statement and the accompanying form
of proxy were first mailed to shareholders on or about May   , 1998. An annual
report for the fiscal year ended December 31, 1997 is enclosed with this Proxy Statement.

                   VOTING RIGHTS AND SOLICITATION OF PROXIES

     Holders of the Company's Common Stock are entitled to one vote for each share held as of the Record Date, except that in the election of directors each shareholder has cumulative voting rights and is entitled to a number of votes equal to the number of shares held by such shareholder multiplied by the number of directors to be elected for which such shareholder is eligible to vote. The shareholder may cast these votes all for a single candidate or distribute the votes among any or all of the candidates. No shareholder will be entitled to cumulate votes for a candidate, however, unless that candidate's name has been placed in nomination prior to the voting and the shareholder, or any other shareholder, has given notice at the Meeting prior to the voting of an intention to cumulate votes. In such an event, the proxy holder may allocate among the Board of Directors' nominees the votes represented by proxies in the proxy holder's sole discretion.

     With respect to Proposal No. 1, five (5) directors will be elected by a plurality of the votes of the shares of Common Stock present in person or represented by proxy at the Meeting and voting on the election of directors. Each of Proposals No. 2, 3 and 5 requires for approval the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Meeting. Proposal No. 4 requires approval of the affirmative vote of a majority of the shares of Common Stock outstanding as of the Record Date.

     The effectiveness of any of the Proposals is not conditioned upon the approval of any of the other Proposals by the shareholders.

     The required quorum for the transaction of business at the Meeting is a majority of the shares of Common Stock outstanding on the Record Date. Abstentions will be included in determining the number of shares present and voting at the Meeting and will have the same effect as votes against Proposals No. 2, 3, 4 and 5. Since the required vote of holders of Common Stock for Proposal No. 4 is based upon the number of outstanding shares rather than upon the shares actually voted in person or by proxy at the Meeting, the failure of a holder to submit a proxy or to vote in person at the Meeting (including abstentions and "broker non-votes") will have the same effect as a vote against approval of Proposal No. 4. With respect to each of the other proposals, broker non-votes will have no effect.

     In the event that sufficient votes in favor of the Proposals are not received by the date of the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitations of proxies. Any such adjournment would require the affirmative vote of the majority of the outstanding shares present in person or represented by proxy at the Meeting.

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

     The expenses of soliciting proxies to be voted at the Meeting will be paid by the Company. Following the original mailing of the proxies and other soliciting materials, the Company and/or its agents may also solicit proxies by mail, telephone, telegraph or in person. Following the original mailing of the proxies and other soliciting materials, the Company will request that brokers, custodians, nominees and other record holders of the Company's shares forward copies of the proxy and other soliciting materials to persons for whom they hold shares and request authority for the exercise of proxies. In such cases, the Company, upon the request of the record holders, will reimburse such holders for their reasonable expenses.

                            REVOCABILITY OF PROXIES

     Any person signing a proxy in the form accompanying this Proxy Statement has the power to revoke it prior to the Meeting or at the Meeting prior to the vote pursuant to the proxy. A proxy may be revoked by any of the following methods: (i) a written instrument delivered to the Company stating that the proxy is revoked; (ii) a subsequent proxy that is signed by the person who signed the earlier proxy and is presented at the Meeting; or (iii) attendance at the Meeting and voting in person. Please note, however, that if a shareholder's shares are held of record by a broker, bank or other nominee and that shareholder wishes to vote at the Meeting, the shareholder must bring to the Meeting a letter from the broker, bank or other nominee confirming that shareholder's beneficial ownership of the shares.

                    PROPOSAL NO. 1 -- ELECTION OF DIRECTORS

     At the Meeting, shareholders will elect directors to hold office until the next Annual Meeting of Shareholders and until their respective successors have been elected and qualified or until such directors' earlier resignation or removal. The size of the Company's Board of Directors (the "Board") is currently set at five members. Accordingly, five nominees will be elected at the Meeting to be the five directors of the Company. If any nominee for any reason is unable to serve, or for good cause will not serve, as a director, the proxies may be voted for such substitute nominee as the proxy holder may determine. The Company is not aware of any nominee who will be unable to serve, or for good cause will not serve, as a director.

DIRECTORS/NOMINEES

     The names of the nominees, and certain information about them, are set forth below:

                                                                                    DIRECTOR
       NAME OF NOMINEE            AGE             PRINCIPAL OCCUPATION               SINCE
       ---------------            ---             --------------------              --------
George Bell...................    41     President, Chief Executive Officer and       1996
                                         Director of the Company(1)
Joseph R. Kraus, IV...........    26     Senior Vice President and Director of        1994
                                         the Company
Donn M. Davis.................    35     President of Tribune Ventures(1)             1995
Vinod Khosla..................    43     General Partner, Kleiner, Perkins,           1995
                                         Caufield & Byers(2)
Geoffrey Y. Yang..............    38     General Partner, Institutional Venture       1996
                                         Partners(1)(2)

---------------
(1) Member of the Audit Committee.

(2) Member of the Compensation Committee.

     Mr. Bell has been President, Chief Executive Officer and a director of the Company since January 1996. From December 1995 until January 1996, he was a consultant to the Company. From May 1991 to December 1995, Mr. Bell was employed by The Times Mirror Company, a publishing and cable television company, most recently as President -- The Skiing Company for Times Mirror Magazines and previously as President -- The Outdoor Company and Vice President, Multimedia for Times Mirror Magazines. Prior to joining The Times Mirror Company, Mr. Bell worked as an independent producer, writer and packager of television sports and documentary programming and as a staff producer and writer for the ABC television network. Mr. Bell has received four Emmy Awards. He received a B.A. in English from Harvard College.

     Mr. Kraus has been Senior Vice President of the Company since January 1997 and a director of the Company since June 1994. He served as Senior Vice President, Business Development of the Company from January 1996 to January 1997 and, from June 1994 to January 1996, served as President of the Company. Prior to joining the Company, Mr. Kraus was a student at Stanford University. He received a B.A. in Political Science from Stanford University.

     Mr. Davis has served as a director of the Company since March 1996. He is currently also a director of StarSight Telecast, Inc. Mr. Davis has been President of Tribune Ventures, a Venture investment unit of Tribune Company, since February 1995. From August 1992 to February 1995, Mr. Davis served as Senior Counsel for Tribune Company. From 1988 to July 1992, Mr. Davis was an associate with the law firm of Sidley & Austin. Mr. Davis received a B.S. in Finance from Miami University (Ohio) and a J.D. from the University of Michigan Law School.

     Mr. Khosla has served as a director of the Company since July 1995. He is currently also a director of Picture Tel, Spectrum Holobyte, The 3DO Company and several privately held companies. He has been a general partner at Kleiner Perkins Caufield & Byers since 1986. Mr. Khosla received a Bachelor of Technology in Electrical Engineering from the Indian Institute of Technology, an M.S. in Biomedical Engineering from Carnegie Mellon University and an M.B.A. from Stanford University.

     Mr. Yang has served as a director of the Company since July 1995. He is currently also a director of several privately held companies. He has been a general partner of Institutional Venture Partners since 1987.

He received a B.A. in Economics and a B.S.E. in Information Systems Engineering from Princeton University and an M.B.A. from Stanford University.

     Executive officers are chosen by, and serve at the discretion of, the Board. There are no family relationships among any of the directors and executive officers of the Company.

BOARD OF DIRECTORS' MEETINGS AND COMMITTEES

     The Board met six times, including telephone conference meetings, and acted by written consent seven times, during 1997. No director attended fewer than 75% of the aggregate of the total number of meetings of the Board (held during the period for which such director was a director) and the total number of meetings held by all committees of the Board on which such director served (during the period that such director served).

     Standing committees of the Board include an Audit Committee and a Compensation Committee. The Board does not have a nominating committee or a committee performing similar functions.

     Messrs. Bell, Davis and Yang are the current members of the Audit Committee. The Audit Committee met one time and took no actions by written consent during 1997. The Audit Committee meets with the Company's independent auditors to review the adequacy of the Company's internal control systems and financial reporting procedures; reviews the general scope of the Company's annual audit and the fees charged by the independent auditors; reviews and monitors the performance of non-audit services by the Company's auditors; reviews the fairness of any proposed transaction between any officer, director or other affiliate of the Company and the Company, and after such review, makes recommendations to the full Board; and performs such further functions as may be required by any stock exchange or over-the-counter market upon which the Company's Common Stock may now or in the future be listed.

     Messrs. Khosla and Yang are the current members of the Compensation Committee. The Compensation Committee held no meetings and acted by written consent 22 times during 1997. The Compensation Committee reviews and approves compensation and benefits for the Company's key executive officers, administers the Company's stock purchase and equity incentive plans and makes recommendations to the Board regarding such matters.

DIRECTOR COMPENSATION

     None of the members of the Company's Board currently receives any fees associated with his attendance at Board meetings or at Board Committee meetings.

     In February 1996, the Board adopted, and in March 1996, the shareholders of the Company approved, the 1996 Directors Stock Option Plan (the "Directors Plan") and reserved a total of 150,000 shares of the Company's Common Stock for issuance thereunder. The Directors Plan was amended by the Board in March 1996. Members of the Board who (i) are not employees of the Company (or of any parent, subsidiary or affiliate of the Company), (ii) do not represent a venture capital investor, or (iii) do not own more than 5% of the Company's Common Stock are, subject to certain exclusions, eligible to participate in the Directors Plan. Each eligible person who first becomes a member of the Board will automatically be granted an option for 15,000 shares on the date such person becomes a director. Also, at each annual meeting of the Company, each eligible director will receive an additional grant of 7,500 shares if such director has served continuously as a member of the Board since the later of the date the Board adopted the Directors Plan or the date such director first became a member of the Board. Each option will vest as to 2.08% of the shares covered thereby on the last date of each month following the grant date. All options granted under the Directors Plan will be granted at an exercise price equal to the fair market value of the Company's Common Stock on the date of grant, and, in the event of a merger, consolidation or certain other change of control transactions, the vesting of all options granted pursuant to the Directors Plan will accelerate and the options will become exercisable in full. The Directors Plan will terminate in February 2006, unless terminated earlier in accordance with the provisions thereof. As of December 31, 1997, 147,500 shares of Common Stock are available for issuance under the Directors Plan.

                THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF
                        EACH OF THE NOMINATED DIRECTORS

                  PROPOSAL NO. 2 -- ADOPTION OF AMENDMENTS TO
                           1996 EQUITY INCENTIVE PLAN

     Below is a summary of the principal provisions of the Company's 1996 Equity Incentive Plan. This summary is qualified in its entirety by reference to the full text of such plan.

PLAN HISTORY

     In February 1996, the Board adopted, and in March 1996, the shareholders of the Company approved, the 1996 Equity Incentive Plan (the "Plan"). The Plan serves as the successor equity incentive program to the Company's 1995 Equity Incentive Plan (the "1995 Plan"). Options granted under the 1995 Plan before its termination in April 1996 remain outstanding in accordance with their terms, but no further options have been granted under the 1995 Plan after the date of its termination. The Company initially reserved 1,500,000 shares of the Company's Common Stock for issuance under the Plan. In November 1996 and January 1997, the Board approved amendments to the Plan to increase the number of shares reserved and authorized for issuance thereunder by 800,000 shares and 2,455,000 shares, respectively. These amendments were approved by the shareholders in June 1997.

PROPOSED AMENDMENT TO THE PLAN

     In March 1998, the Board approved an amendment to the Plan to increase the number of shares reserved and authorized for issuance thereunder by 3,300,000 shares. This amendment to the Plan to increase, by an aggregate of 3,300,000 shares, the total number of shares issuable thereunder to 8,055,000 shares is the subject of this Proposal. The Board believes that the increase in the number of shares reserved under the Plan proposed by this amendment is necessary in order to enable the Company to continue to use the grant of stock options and other equity awards to retain and attract qualified employees and to also encourage stock ownership by Plan participants, thereby aligning their interests with those of the Company's shareholders.

SHARES SUBJECT TO THE PLAN

     An aggregate of 8,055,000 shares of the Common Stock of the Company has been reserved by the Board for issuance under the Plan (after approval of the amendment under this Proposal). If any option granted pursuant to the Plan expires or terminates for any reason without being exercised in whole or in part, or any award terminates without being issued, or any award is forfeited or repurchased by the Company at the original purchase price, the shares released from such award will again become available for grant and purchase under the Plan. This number of shares is subject to proportional adjustment to reflect stock splits, stock dividends and other similar events.

ADMINISTRATION

     The Plan is administered by the Compensation Committee, the members of which are appointed by the Board. The Compensation Committee currently consists of Messrs. Khosla and Yang, both of whom are "non-employee directors", as that term is defined in the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and "outside directors", as that term is defined pursuant to
Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

     Subject to the terms of the Plan, the Compensation Committee determines the persons who are to receive awards, the number of shares subject to each such award and the terms and conditions of each such award. The Compensation Committee has the authority to construe and interpret any of the provisions of the Plan or any awards granted thereunder.

ELIGIBILITY

     Employees, officers, directors, consultants, independent contractors and advisors of the Company (and of any subsidiaries and affiliates) are eligible to receive awards under the Plan (the "Participants"). No Participant is eligible to receive more than 500,000 shares of Common Stock in any calendar year under the

Plan, other than new employees of the Company (including directors and officers who are also new employees), who are eligible to receive up to a maximum of 800,000 shares of Common Stock in the calendar year in which they commence their employment with the Company. As of December 31, 1997, approximately 296 persons were eligible to participate in the Plan.

STOCK OPTIONS

     The Plan permits the granting of options that are intended to qualify either as Incentive Stock Options ("ISOs") or Nonqualified Stock Options ("NQSOs"). ISOs may be granted only to employees (including officers and directors who are also employees) of the Company or any parent or subsidiary of the Company.

     The option exercise price for each ISO share must be no less than 100% of the "fair market value" (as defined in the Plan) of a share of Common Stock at the time the ISO is granted. In the case of an ISO granted to a 10% shareholder, the exercise price for each such ISO share must be no less than 110% of the fair market value of a share of Common Stock at the time the ISO is granted. The option exercise price for each NQSO share must be no less than 85% of the fair market value of a share of Common Stock at the time of grant. To date, the Company has not granted options under the Plan at less than fair market value.

     The exercise price of options granted under the Plan may be paid as approved by the Compensation Committee at the time of grant: (1) in cash (by check); (2) by cancellation of indebtedness of the Company to the Participant;
(3) by surrender of shares of the Company's Common Stock owned by the Participant for at least six months and having a fair market value on the date of surrender equal to the aggregate exercise price of the option; (4) by tender of a full recourse promissory note; (5) by waiver of compensation due to or accrued by the Participant for services rendered; (6) by a "same-day sale" commitment from the Participant and a National Association of Securities Dealers, Inc. ("NASD") broker; (7) by a "margin" commitment from the Participant and a NASD broker; or (8) by any combination of the foregoing.

TERMINATION OF OPTIONS

     Options are generally exercisable for a period of 10 years. Options granted under the Plan terminate three months (or such shorter or longer period as determined by the Compensation Committee not exceeding five years) after the Participant ceases to be employed or retained by the Company unless the termination of employment or retention is due to disability or death, in which case the option may, but need not, provide that it may be exercised at any time within 12 months of termination to the extent the option was exercisable on the date of termination. In no event will an option be exercisable after the expiration date of the option.

RESTRICTED STOCK AWARDS

     The Compensation Committee may grant Participants restricted stock awards to purchase stock either in addition to, or in tandem with, other awards under the Plan, under such terms, conditions and restrictions as the Compensation Committee may determine. The purchase price for such awards must be no less than 85% of the fair market value of the Company's Common Stock on the date of the award (and in the case of an award granted to a 10% shareholder, the purchase price shall be 100% of fair market value) and can be paid for in any of the forms of consideration listed in items (1) through (5) in "Stock Options" above, as are approved by the Compensation Committee at the time of grant. To date, the Company has not granted any restricted stock awards.

STOCK BONUS AWARDS

     The Compensation Committee may grant Participants stock bonus awards either in addition to, or in tandem with, other awards under the Plan, under such terms, conditions and restrictions as the Compensation Committee may determine. To date, the Company has not granted any stock bonus awards.

MERGERS, CONSOLIDATIONS, CHANGE OF CONTROL

     In the event of a merger, consolidation, dissolution or liquidation of the Company, the sale of substantially all the assets of the Company or any other similar corporate transaction, the successor corporation may assume, replace or substitute equivalent options in exchange for those granted under the Plan or provide substantially similar consideration, shares or other property as was provided to shareholders of the Company (after taking into account provisions of the awards) under the Plan. In the event that the successor corporation, if any, does not assume or substitute the options awarded, such options shall expire upon the closing of such transaction at the time and upon the conditions as the Board determines.

AMENDMENT OF THE PLAN

     The Board may at any time amend or terminate the Plan, including amendment of any form of award agreement or instrument to be executed pursuant to the Plan. However, the Board may not amend the Plan in any manner that requires shareholder approval pursuant to the Code or the regulations promulgated thereunder, or the Exchange Act or Rule 16b-3 (or its successor) promulgated thereunder.

TERM OF THE PLAN

     Unless terminated earlier as provided in the Plan, the Plan will terminate in February 2006, ten (10) years from the date the Plan was adopted by the Board.

FEDERAL INCOME TAX INFORMATION

     THE FOLLOWING IS A GENERAL SUMMARY AS OF THE DATE OF THIS PROXY STATEMENT OF THE FEDERAL INCOME TAX CONSEQUENCES TO THE COMPANY AND PARTICIPANTS UNDER THE PLAN. THE FEDERAL TAX LAWS MAY CHANGE AND THE FEDERAL, STATE AND LOCAL TAX CONSEQUENCES FOR ANY PARTICIPANT WILL DEPEND UPON HIS OR HER INDIVIDUAL CIRCUMSTANCES. EACH PARTICIPANT HAS BEEN, AND IS, ENCOURAGED TO SEEK THE ADVICE OF A QUALIFIED TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF PARTICIPATION IN THE PLAN.

     Incentive Stock Options. A Participant will not recognize income upon grant of an ISO and will not incur tax on its exercise (unless the Participant is subject to the alternative minimum tax described below). If the Participant holds the stock acquired upon exercise of an ISO (the "ISO Shares") for one year after the date the option was exercised and for two years after the date the option was granted, the Participant generally will realize capital gain or loss (rather than ordinary income or loss) upon disposition of the ISO Shares. This gain or loss will be equal to the difference between the amount realized upon such disposition and the amount paid for the ISO shares.

     If the Participant disposes of ISO Shares prior to the expiration of either required holding period (a "disqualifying disposition"), then gain realized upon such disposition, up to the difference between the fair market value of the ISO Shares on the date of exercise (or, if less, the amount realized on a sale of such shares) and the option exercise price, generally will be treated as ordinary income. Any additional gain will be capital gain, taxed at a rate that depends upon the amount of time the ISO Shares were held by the Participant.

     Alternative Minimum Tax. The difference between the fair market value of the ISO shares on the date of exercise and the exercise price is an adjustment to income for purposes of the alternative minimum tax (the "AMT"). The AMT (imposed to the extent it exceeds the taxpayer's regular tax) is 26% of an individual taxpayer's alternative minimum taxable income (28% in the case of alternative minimum taxable income in excess of $175,000). A maximum 20% AMT rate applies to the portion of alternative minimum taxable income that would otherwise be taxable as net capital gain. Alternative minimum taxable income is determined by adjusting regular taxable income for certain items, increasing that income by certain tax preference items (including the difference between the fair market value of the ISO shares on the date of exercise and the exercise price) and reducing this amount by the applicable exemption amount ($45,000 in the case of a joint return, subject to reduction under certain circumstances). If a disqualifying disposition of the ISO Shares occurs in the same calendar year as exercise of the ISO, there is no AMT adjustment with respect to those shares. Also upon a sale of ISO shares that is not a disqualifying disposition, alternative minimum taxable income is reduced in the year of sale by the excess of fair market value of the ISO shares at exercise over the amount paid for the ISO shares. Special rules apply where all or a portion of the exercise price is paid by tendering shares of Common Stock.

     Nonqualified Stock Options. A Participant will not recognize any taxable income at the time a NQSO is granted. However, upon exercise of a NQSO the Participant will include in income as compensation an amount equal to the difference between the fair market value of the shares on the date of exercise and the Participant's exercise price. The included amount will be treated as ordinary income by the Participant and may be subject to income tax and FICA withholding by the Company (either by payment in cash or withholding out of the Participant's salary). Upon resale of the shares by the Participant, any subsequent appreciation or depreciation in the value of the shares will be treated as capital gain or loss. Special rules apply where all or a portion of the exercise price is paid by tendering shares of Common Stock.

     Tax Treatment of the Company. The Company will be entitled to a deduction in connection with the exercise of a NQSO by a Participant or the receipt of restricted stock or stock bonuses by a Participant to the extent that the Participant recognizes ordinary income. The Company will be entitled to a deduction in connection with the disposition of ISO Shares only to the extent that the Participant recognizes ordinary income on a disqualifying disposition of the ISO Shares.

ERISA

     The Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA") and is not qualified under Section 401(a) of the Code.

NEW PLAN BENEFITS

     No option grants have made through December 31, 1997 under the Plan out of the 3,300,000 additional shares reserved under the Plan that shareholders are being asked to approve. The numbers of option grants to be made under the Plan in 1998 to the below-listed individuals or groups of individuals, and the prices at which such grants will be made, are not determinable. The following table sets forth the option grants that were made during the fiscal year ended December 31, 1997 under the Plan to (i) the Named Officers (see "Executive Compensation"), (ii) all current executive officers, as a group, (iii) all current directors who are not executive officers, as a group, and (iv) all employees, including officers who are not executive officers, as a group.

                                                              WEIGHTED
                                                              AVERAGE
                                                              EXERCISE    NUMBER OF
                     NAME AND POSITION                        PRICE(1)    SHARES(1)
                     -----------------                        --------    ---------
George Bell.................................................   $ 7.88        83,000
  President and Chief Executive Officer
Brett T Bullington..........................................   $ 8.75        35,000
  Executive Vice President, Strategic and Business
     Development
Robert C. Hood..............................................       --            --
  Executive Vice President, Chief Administrative Officer and
     Chief Financial Officer
Kenneth Wachtel.............................................   $ 8.75       100,000
  Senior Vice President, Sales
Joseph R. Kraus, IV.........................................       --            --
  Senior Vice President
All current executive officers, as a group (7 persons)......   $ 9.39       421,000
All current directors who are not executive officers, as a
  group (3 persons).........................................       --            --
All employees, including officers who are not executive
  officers, as a group......................................   $13.08     1,958,000

---------------

(1) The exercise price and number of options to be granted in the future under the Plan is unknown, as the exercise price will be equal to fair market value on the date of grant and option grants are made at the discretion of the Compensation Committee.

     The affirmative vote of a majority of the shares of the Company's Common Stock represented in person or by proxy will be required to approve the amendment to the Plan.

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR INCREASING
                THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED
                          FOR ISSUANCE UNDER THE PLAN.

                   PROPOSAL NO. 3 -- ADOPTION OF AMENDMENT TO
                       1996 EMPLOYEE STOCK PURCHASE PLAN

     Below is a summary of the principal provisions of the Company's 1996 Employee Stock Purchase Plan. This summary is qualified in its entirety by reference to the full text of such plan.

ESPP HISTORY

     In February 1996, the Board adopted, and in March 1996, the shareholders of the Company approved, the 1996 Employee Stock Purchase Plan (the "ESPP") to provide employees of the Company with an opportunity to purchase Common Stock through payroll deductions. Offering periods under the ESPP are of 24 months duration and are comprised of four six-month purchase periods. The first offering period began in December 1996. Offering periods thereafter begin on February 1 and August 1 of each year, provided however that the Board may change the duration of offering periods or purchase periods. Eligible employees may participate in the ESPP by authorizing payroll deductions of an amount determined by the Board of Directors. The amount of authorized payroll deductions may not be less than 2% or more than 10% of an employee's compensation, as defined. Amounts withheld are applied at the end of each six-month purchase period to purchase shares of Common Stock, subject to certain limitations in the ESPP. The purchase price is equal to 85% of the lower of (i) the market price of the Company's Common Stock immediately before the beginning of the applicable offering period or (ii) the market price of the Company's Common Stock at the time of purchase.

     The Company initially reserved 150,000 shares of the Company's Common Stock for issuance under the Plan.

PROPOSED AMENDMENT TO THE ESPP

     In March 1998, the Board approved an amendment to the ESPP to increase the number of shares reserved and authorized for issuance thereunder by 300,000 shares. This amendment to the ESPP to increase, by an aggregate of 300,000 shares, the total number of shares issuable thereunder to 450,000 shares is the subject of this Proposal. The Board believes that the increase in the number of shares reserved under the ESPP proposed by this amendment is necessary in order to enable the Company to continue to provide employees of the Company the opportunity to purchase Common Stock through payroll deductions and to encourage stock ownership by ESPP participants, thereby aligning their interests with those of the Company's shareholders.

SHARES SUBJECT TO THE ESPP

     An aggregate of 450,000 shares of the Common Stock of the Company has been reserved by the Board for issuance under the ESPP (after approval of the amendment under this Proposal).

ADMINISTRATION

     The ESPP is administered by the Compensation Committee, the members of which are appointed by the Board. The Compensation Committee currently consists of Messrs. Khosla and Yang, both of whom are "non-employee directors", as that term is defined in the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and "outside directors", as that term is defined pursuant to
Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

     Subject to the terms of the ESPP, the Compensation Committee may determine the duration of the offering periods, the authorized amount of payroll deductions and the maximum number of shares that may be purchased. The Compensation Committee has the authority to construe and interpret any of the provisions of the ESPP.

ELIGIBILITY

     Any employee, including officers and employee-directors, who is employed more than twenty (20) hours per week for more than five (5) months per calendar year by the Company or any participating parent or subsidiary corporation (including any corporation which subsequently becomes such at any time during the term of the ESPP) will become eligible to participate in the ESPP on the first day of the first offering period following such individual's completion of one month of employment.

     As of December 31, 1997, approximately 296 employees (including seven (7) executive officers) were eligible to participate in the ESPP.

SPECIAL LIMITATIONS

     The ESPP imposes certain limitations upon a participant's rights to acquire Common Stock, including the following limitations:

          1. Purchase rights may not be granted to any individual who owns stock (including stock purchasable under any outstanding purchase rights) possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any of its affiliates.

          2. Purchase rights granted to a participant may not permit such individual to purchase more than $25,000 of Common Stock (valued at the time each purchase right is granted) during any one calendar year.

TERMINATION OF PURCHASE RIGHTS

     The purchase right will terminate upon the participant's election to withdraw from the ESPP. Any payroll deductions which the participant may have made with respect to the terminated purchase right will be refunded to the participant if the election to withdraw from the ESPP is received by the Company at least 15 days prior to the end of a purchase period. If the participant's election to withdraw is received by the Company less than 15 days prior to the end of a purchase period, the participant's payroll deductions will be used to purchase shares on the purchase date and his participation will end at the beginning of the next purchase period or offering period. A participant's election to withdraw from the Purchase Plan is irrevocable, and the participant may not rejoin the purchase period or offering period for which the terminated purchase right was granted.

     The purchase right will also terminate upon the participant's termination of employment. Any payroll deductions that the participant may have made during the purchase period in which such termination occurs will be refunded to the participant.

     In addition, the Company has specifically reserved the right, exercisable in the sole discretion of the Board, to terminate the ESPP at any time. If such right is exercised by the Company, then the ESPP will terminate in its entirety and no further purchase rights will be granted or exercised thereunder.

SHAREHOLDER RIGHTS

     No participant will have any shareholder rights with respect to the shares covered by his or her purchase rights until the shares are actually purchased on the participant's behalf. No adjustment will be made for dividends, distributions or other rights for which the record date is prior to the date of such purchase.

ASSIGNABILITY

     No purchase rights will be assignable or transferable by the participant, except by will or the laws of inheritance following the participant's death. Each purchase right will, during the lifetime of the participant, be exercisable only by the participant.

MERGERS, CONSOLIDATIONS, CHANGE OF CONTROL

     In the event of a merger, consolidation, dissolution or liquidation of the Company, the sale of substantially all the assets of the Company or any other similar corporate transaction, the successor corporation may assume, replace or substitute equivalent purchase rights in exchange for those granted under the ESPP, unless the Board determines that participants may exercise all purchase rights prior to the closing of such transaction.

AMENDMENT OF THE PLAN

     The Board may at any time amend or terminate the ESPP, including amendment of any form of award agreement or instrument to be executed pursuant to the Plan. However, the Board may not amend the ESPP in any manner that requires shareholder approval pursuant to the Code or the regulations promulgated thereunder, or the Exchange Act or Rule 16b-3 (or its successor) promulgated thereunder.

     The ESPP will terminate upon the earlier of (i) the last day of the purchase period ending in February 2006 or (ii) the date on which all shares available for issuance thereunder are sold pursuant to exercised purchase rights.

FEDERAL TAX CONSEQUENCES

     The ESPP is intended to be an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code. Under a plan that so qualifies, no taxable income will be reportable by a participant, and no deductions will be allowable to the Company, by reason of the grant or exercise of the purchase rights issued thereunder. Taxable income will not be recognized until there is a sale or other disposition of the shares acquired under the ESPP or in the event the participant should die while still owning the purchased shares.

     If the participant sells or otherwise disposes of the purchased shares within two (2) years after commencement of the offering period during which those shares were purchased or within one year of the date of purchase, the participant will recognize ordinary income in the year of sale or disposition equal to the amount by which the fair market value of the shares on the purchase date exceeded the purchase price paid for those shares. If the participant sells or disposes of the purchased shares more than two (2) years after the commencement of the offering period in which those shares were purchased and more than one year from the date of purchase, then the participant will recognize ordinary income in the year of sale or disposition equal to the lesser of (i) the amount by which the fair market value of the shares on the sale or disposition date exceeded the purchase price paid for those shares or (ii) 15% of the fair market value of the shares on the date of commencement of such offering period. Any additional gain upon the disposition will be taxed as a capital gain.

     If the participant still owns the purchased shares at the time of death, the lesser of (i) the amount by which the fair market value of the shares on the date of death exceeds the purchase price or (ii) 15% of the fair market value of the shares on the date of commencement of the offering period during which those shares were purchased will constitute ordinary income in the year of death.

     If the purchased shares are sold or otherwise disposed of within two (2) years after commencement of the offering period during which those shares were purchased or within one year after the date of purchase, then the Company will be entitled to an income tax deduction in the year of sale or disposition equal to the amount of ordinary income recognized by the participant as a result of such sale or disposition. In all other cases, no deduction will be allowed.

NEW ESPP BENEFITS

     No shares have been issued through December 31, 1997 under the ESPP out of the 300,000 additional shares reserved under the ESPP that shareholders are being asked to approve. The number of shares to be issued under the ESPP in 1998 to the below-listed individuals or groups of individuals and the net values to be realized upon such issuances, are not determinable. The following table sets forth the ESPP shares that were issued during the fiscal year ended December 31, 1997 under the ESPP to (i) the Named Officers (see "Executive Compensation"),
(ii) all current executive officers, as a group, (iii) all current directors who are not executive officers, as a group, and (iv) all employees, including officers who are not executive officers, as a group.

                                                              NUMBER OF
                                                               SHARES       NET VALUE
                     NAME AND POSITION                        PURCHASED    REALIZED(1)
                     -----------------                        ---------    -----------
George Bell.................................................       --       $     --
  President and Chief Executive Officer
Brett T Bullington..........................................       --       $     --
  Executive Vice President, Strategic and Business
  Development
Robert C. Hood..............................................       --       $     --
  Executive Vice President, Chief Administrative Officer and
  Chief Financial Officer
Kenneth Wachtel.............................................       --       $     --
  Senior Vice President, Sales
Joseph R. Kraus, IV.........................................      502       $  9,884
  Senior Vice President
All current executive officers, as a group (7 persons)......      502       $  9,884
All current directors who are not executive officers, as a
  group (3 persons).........................................       --       $     --
All employees, including officers who are not executive
  officers, as a group......................................   27,230       $267,807

---------------
(1) Computed as the fair market value of the purchased shares on the purchase date less the purchase price.

     The affirmative vote of a majority of the shares of the Company's Common Stock represented in person or by proxy will be required to approve the amendment to the ESPP.

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR INCREASING
                THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED
                          FOR ISSUANCE UNDER THE PLAN.

               PROPOSAL NO. 4 -- CHANGE IN STATE OF INCORPORATION
                          FROM CALIFORNIA TO DELAWARE

INTRODUCTION

     For the reasons set forth below, the Board believes that it is in the best interests of the Company and its shareholders to change the state of incorporation of the Company from California to Delaware (the "Reincorporation"). SHAREHOLDERS ARE URGED TO READ CAREFULLY THIS SECTION OF THE PROXY STATEMENT, INCLUDING THE RELATED EXHIBITS REFERENCED BELOW AND ATTACHED HERETO, BEFORE VOTING ON THE REINCORPORATION. Throughout this Proxy Statement, the term "Excite California" or the "Company" refers to Excite, Inc., the existing California corporation, and the term "Excite Delaware" refers to the new Delaware corporation, a wholly-owned subsidiary of Excite California, which is the proposed successor to Excite California in the proposed Reincorporation.

     As discussed below, the principal reasons for the proposed Reincorporation are the greater flexibility of Delaware corporate law and the substantial body of case law interpreting that law. The Company believes that its shareholders will benefit from the well-established principles of corporate governance that Delaware law affords. The proposed Delaware Certificate of Incorporation and Bylaws are substantially similar to the Articles of Incorporation and Bylaws currently in effect for Excite California, with the exceptions that (i) the ability of shareholders holding not less than 10% of the voting power to call a special meeting will be eliminated, (ii) the ability of shareholders to act by written consent will be eliminated, and (iii) the procedures for the proposal of business to be considered at shareholder meetings will be changed. The Reincorporation is not being proposed in order to prevent an unsolicited takeover attempt, and the Board of Directors is not aware of any present attempt by any person to acquire control of the Company, obtain representation on the Board of Directors or take any action that would materially affect the governance of the Company.

     If the proposed Reincorporation is adopted, Excite California will merge into and its business will be continued by Excite Delaware under the Company's current name. Upon completion of the Reincorporation, Excite California, as a corporate entity, will cease to exist.

     Pursuant to an Agreement and Plan of Merger (the "Merger Agreement"), each outstanding share of Excite California Common Stock, no par value, will be automatically converted into one share of Excite Delaware Common Stock, par value $0.001 per share, upon the effective date of the Reincorporation. Each stock certificate representing issued and outstanding shares of Excite California Common Stock will continue to represent the same number of shares of Common Stock of Excite Delaware. It will not be necessary for shareholders to exchange their existing stock certificates for stock certificates of Excite Delaware. However, shareholders may exchange their certificates if they so choose. The Common Stock of Excite California is listed for trading on the Nasdaq National Market and, after the Reincorporation, Excite Delaware's Common Stock will continue to be traded on the Nasdaq National Market, without interruption, under the same symbol ("XCIT") under which the shares of Excite California Common Stock are currently traded.

     Under California law, the affirmative vote of a majority of the outstanding shares of Common Stock of Excite California is required for approval of the Merger Agreement and the other terms of the Reincorporation. The Reincorporation has been unanimously approved by the Company's Board. If approved by the shareholders, it is anticipated that the Reincorporation will become effective as soon as practicable (the "Effective Date") following the Meeting. However, pursuant to the Merger Agreement, the Reincorporation may be abandoned or the Merger Agreement may be amended by the Board (except that the principal terms may not be amended without shareholder approval) either before or after shareholder approval has been obtained and prior to the Effective Date if, in the opinion of the Board, circumstances arise which make it inadvisable to proceed under the original terms of the Merger Agreement. Shareholders of Excite California will have no appraisal rights with respect to the Reincorporation.

     The discussion set forth below is qualified in its entirety by reference to the Merger Agreement and to the Certificate of Incorporation of Excite Delaware and the Bylaws of Excite Delaware, copies of which are attached hereto as Appendices A and B, respectively.

     APPROVAL BY SHAREHOLDERS OF THE PROPOSED REINCORPORATION WILL CONSTITUTE APPROVAL OF THE MERGER AGREEMENT, THE CERTIFICATE OF INCORPORATION AND THE BYLAWS OF EXCITE DELAWARE AND ALL PROVISIONS THEREOF.

VOTE REQUIRED FOR THE REINCORPORATION

     Approval of the Reincorporation, which will also constitute approval of (i) the Merger Agreement, the Certificate of Incorporation and the Bylaws of Excite Delaware, and (ii) the assumption of Excite California's employee benefit plans, stock option and employee stock purchase plans and outstanding warrants by Excite Delaware, will require the affirmative vote of the holders of a majority of the outstanding shares of Common Stock of Excite California entitled to vote.

PRINCIPAL REASONS FOR THE REINCORPORATION

     The Board believes that it is in the best interests of the Company to have the principles of corporate governance provided by Delaware corporate law available to it in making legal and business decisions. The prominence and predictability of Delaware corporate law provide a reliable foundation on which to base the Company's governance decisions, and the Company believes that shareholders will benefit from the responsiveness of Delaware corporate law to their needs and to those of the Company.

     Predictability and Flexibility of Delaware Law. For many years Delaware has followed a policy of encouraging incorporation in that state. In furtherance of that policy, Delaware has adopted comprehensive corporate laws that are revised regularly to address changing business circumstances. Many corporations have chosen Delaware initially as their state of incorporation, and in recent years a number of major public companies have obtained the approval of their shareholders to reincorporate in Delaware. Because of Delaware's prominence as the state of incorporation for many major corporations, the Delaware legislature is particularly sensitive to issues regarding corporate law and is especially responsive to developments in modern corporate law. The Delaware courts have developed considerable expertise in dealing with corporate issues as well as a substantial body of case law. As a result of these factors, it is anticipated that Delaware law will provide greater predictability in the Company's legal affairs than is presently available under California law.

     Increased Ability to Attract and Retain Qualified Directors. Both California and Delaware law permit a corporation to include a provision in its articles of incorporation or its certificate of incorporation, as applicable, that reduces or limits the monetary liability of directors for breaches of fiduciary duty in certain circumstances. There has been an increasing frequency of claims and litigation directed against directors and officers, and the risks facing directors and officers of corporations in exercising their respective duties has increased. The amount of time and money required to respond to such claims and to defend such litigation can be substantial. It is the Company's desire to reduce these risks to its directors and officers and to limit situations in which monetary damages can be recovered against directors so that the Company may continue to attract and retain qualified directors who otherwise might be unwilling to serve because of the risks involved. The Company believes that, in general, Delaware law provides greater protection to directors than California law and that Delaware case law regarding a corporation's ability to limit director liability is more developed and provides more guidance than California law.

     Well-Established Principles of Corporate Governance. There is substantial judicial precedent in the Delaware courts as to the legal principles applicable to measures that may be taken by a corporation and as to the conduct of the Board of Directors such as under the business judgment rule and other standards. The Company believes that its shareholders will benefit from the well-established principles of corporate governance that Delaware law affords.

NO CHANGE IN THE BUSINESS AND OPERATIONS OF THE COMPANY

     The Reincorporation will effect only a change in the state of incorporation of the Company and certain other changes of a legal nature which are described in this Proxy Statement. The Reincorporation will not result in any change in the name, business, management, fiscal year, assets or liabilities or location of the principal facilities of the Company. The five (5) directors who will be elected at the Meeting will become the directors of Excite Delaware. All employee benefit, stock option and employee stock purchase plans of Excite California will be assumed and continued by Excite Delaware, and each option or right issued pursuant to such plans will automatically be converted into an option or right to purchase the same number of shares of Excite Delaware Common Stock, at the same price per share, upon the same terms, and subject to the same conditions. Shareholders should note that approval of the Reincorporation will also constitute approval of the assumption of these plans by Excite Delaware. Other employee benefit arrangements of Excite California will also be continued by Excite Delaware upon the terms and subject to the conditions currently in effect. As noted above, after the Reincorporation the shares of Common Stock of Excite Delaware will continue to be traded, without interruption, on the Nasdaq National Market under the same symbol ("XCIT") as the shares of Common Stock of Excite California are currently traded. The Company believes that the Reincorporation will not affect any of its material contracts with any third parties and that Excite California's rights and obligations under such material contractual arrangements will continue and be assumed by Excite Delaware.

ANTITAKEOVER EFFECTS

     Delaware, like many other states, permits a corporation to adopt a number of measures designed to reduce a corporation's vulnerability to unsolicited takeover attempts through amendment of the corporate charter or bylaws or otherwise. The Reincorporation is not being proposed in order to prevent such a change in control and the Board is not aware of any present attempt to acquire control of the Company or to obtain representation on the Board.

     However, the Board believes that future unsolicited takeover attempts may be unfair or disadvantageous to the Company and its shareholders because, among other reasons: (i) a non-negotiated takeover bid may be timed to take advantage of temporarily depressed stock prices; (ii) a non-negotiated takeover bid may be designed to foreclose or minimize the possibility of more favorable competing bids or alternative transactions; (iii) a non-negotiated takeover bid may involve the acquisition of only a controlling interest in the corporation's stock, without affording all shareholders the opportunity to receive the same economic benefits; and (iv) certain of the Company's contractual arrangements provide that they may not be assigned pursuant to a transaction which results in a "change of control" of the Company without the prior written consent of the licensor or other contracting party.

     By contrast, in a transaction in which a potential acquirer must negotiate with an independent board of directors, the board can and should take account of the underlying and long-term values of the Company's business, technology and other assets, the possibilities for alternative transactions on more favorable terms, anticipated favorable developments in the Company's business not yet reflected in the stock price and equality of treatment of all shareholders.

     Certain aspects of the Reincorporation may have the effect of deterring hostile takeover attempts. Section 203 of the Delaware General Corporation Law, from which Excite Delaware does not intend to opt out, prevents certain Delaware corporations, including those whose securities are listed on the Nasdaq National Market, from engaging, under certain circumstances, in certain "business combinations" with "interested stockholders" for three years following the date that such persons become an interested stockholder, unless certain conditions are met. See "Significant Differences Between the Corporation Laws of California and Delaware -- Stockholder Approval of Certain Business Combinations".

     Despite the Board's belief that the Reincorporation will benefit Excite and its shareholders, it may be disadvantageous to the extent that it has the effect of discouraging a future takeover attempt which is not approved by the Board, but which a majority of the shareholders may deem to be in their best interests or in which shareholders may receive a substantial premium for their shares over the then current market value or over their cost basis in such shares. As a result of such effects of the Reincorporation, shareholders that might wish to participate in an unsolicited tender offer may not have an opportunity to do so. In addition, to the extent that provisions of Delaware law enable the Board to resist a takeover or a change in control of the Company, such provisions could make it more difficult to change the existing Board and management.

THE CHARTERS AND BYLAWS OF EXCITE CALIFORNIA AND EXCITE DELAWARE

     The provisions of the Excite Delaware Certificate of Incorporation and Bylaws are similar to those of the Excite California Articles of Incorporation and Bylaws in almost all respects. The only material differences are (i) the elimination of the right of shareholders controlling at least ten percent (10%) of the voting shares to call a special meeting of shareholders, (ii) the elimination of the ability of shareholders to act by written consent, and (iii) the institution of procedures required for shareholders to propose business to be considered at a meeting of shareholders. However, while the Company has no present intention to do so, Excite Delaware could in the future implement certain other changes by amendment of its Certificate of Incorporation or Bylaws. For a discussion of such changes, see "Significant Differences Between the Corporation Laws of California and Delaware." This discussion of the Certificate of Incorporation and Bylaws of Excite Delaware is qualified by reference to Appendices A and B hereto, respectively.

     The Articles of Incorporation of Excite California currently authorize the Company to issue up to 50,000,000 shares of Common Stock and 4,000,000 shares of Preferred Stock, of which 650,000 shares are designated as Series E-3 Preferred Stock. The Certificate of Incorporation of Excite Delaware provides that it will have 50,000,000 authorized shares of Common Stock, par value $0.001 per share, and 4,000,000 shares of Preferred Stock, par value $0.001 per share, of which 325,000 shares will be designated as Series E-3 Preferred Stock. Like Excite California's Articles of Incorporation, Excite Delaware's Certificate of Incorporation provides that the Board is entitled to determine the powers, preferences and rights, and the qualifications, limitations or restrictions, of the authorized and unissued Preferred Stock.

     Monetary Liability of Directors. The Articles of Incorporation of Excite California and the Certificate of Incorporation of Excite Delaware both provide for the elimination of personal monetary liability of directors to the fullest extent permissible under the laws of the respective states. The provision eliminating monetary liability of directors set forth in the Excite Delaware Certificate of Incorporation is potentially more expansive than the corresponding provision in the Excite California Articles of Incorporation, in that the former incorporates future amendments to Delaware law with respect to the elimination of such liability. For a more detailed explanation of the foregoing, see "Significant Differences Between the Corporation Laws of California and Delaware -- Indemnification and Limitation of Liability."

     Cumulative Voting for Directors. The Excite Delaware Certificate of Incorporation does not provide for cumulative voting rights. Under Delaware law, cumulative voting in the election of directors is not mandatory but is a permitted option. Under California law, until such time that the Company is a "listed corporation" as defined thereunder, if any shareholder has given notice of an intention to cumulate votes for the election of directors, such shareholder and any other shareholder of the corporation would be entitled to cumulate his or her votes at such election. Cumulative voting provides that each share of stock normally having one vote is entitled to a number of votes equal to the number of directors to be elected. A shareholder may then cast all such votes for a single candidate or may allocate them among as many candidates as the shareholder may choose. In the absence of cumulative voting, the holders of the majority of the shares present or represented at a meeting in which directors are to be elected would have the power to elect all the directors to be elected at such meeting, and no person could be elected without the support of holders of the majority of shares present or represented at such meeting. Elimination of cumulative voting could make it more difficult for a minority shareholder adverse to a majority of the shareholders to obtain representation on the Company's Board. California corporations whose stock is listed on a national stock exchange or whose stock is listed on the Nasdaq National Market and which has at least 800 holders of record of its equity securities as of such corporation's most recent annual meeting of shareholders can also eliminate cumulative voting with shareholder approval.

     Power to Call Special Shareholders' Meetings. Under California law and Excite California's Bylaws, a special meeting of shareholders may be called by the Board or by two or more members thereof, the Chairman of the Board, the President, the holders of shares entitled to cast not less than 10% of the votes at such meeting and such additional persons as are authorized by the Articles of Incorporation or the Bylaws. Under Delaware law, a special meeting of stockholders may be called by the board of directors or any other person authorized to do so in the certificate of incorporation or the bylaws. The Bylaws of Excite Delaware authorize the Chairman of the Board, the President, any Vice President, the Secretary or any two or more directors to call a special meeting of stockholders. Therefore, holders of 10% or more of the voting shares of the Company will no longer be able to call a special meeting of stockholders. The Company believes this change is warranted as a prudent corporate governance measure to prevent an inappropriately small number of stockholders from prematurely forcing stockholder consideration of a proposal over the opposition of the Board by calling a special stockholders' meeting before (i) the time that the Board believes such consideration to be appropriate or (ii) the next annual meeting (provided that the holders meet the notice requirements for consideration of a proposal). Such special meetings would involve substantial expense and diversion of board and management time that the Company believes to be inappropriate for an enterprise the size of the Company. Aside from the foregoing, no other change is contemplated in the procedures to call a special stockholders' meeting, although in the future the Board could amend the Bylaws of Excite Delaware without stockholder approval.

     Action Without A Meeting. Under California law and Excite California Bylaws, any action which may be taken at an annual or special meeting of shareholders may be taken without a meeting and without prior notice, if a consent in writing, setting forth the action so taken, shall be signed by holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Under Delaware law, unless otherwise provided in a company's certificate of incorporation, any action required or permitted to be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action to be so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting and shall be properly delivered to the corporation. The Excite Delaware Certificate of Incorporation will contain a provision eliminating the ability of stockholders to act by written consent without a meeting.

     Filling Vacancies on the Board of Directors. Under California law, any vacancy on the Board other than one created by removal of a director may be filled by the Board. If the number of directors is less than a quorum, a vacancy may be filled by the unanimous written consent of the directors then in office, by the affirmative vote of a majority of the directors at a meeting held pursuant to notice or waivers of notice or by a sole remaining director. A vacancy created by removal of a director may be filled by the Board only if so authorized by a corporation's articles of incorporation or by a bylaw approved by the corporation's shareholders. Excite California's Articles of Incorporation and Bylaws do not permit directors to fill vacancies created by removal of a director. Under Delaware law, vacancies and newly created directorships may be filled by a majority of the directors then in office (even though less than a quorum) or by a sole remaining director, unless otherwise provided in the certificate of incorporation or bylaws (or unless the certificate of incorporation directs that a particular class of stock is to elect such director(s), in which case a majority of the directors elected by such class, or a sole remaining director so elected, shall fill such vacancy or newly created directorship). The Bylaws of Excite Delaware provide, consistent with the Bylaws of Excite California, that any vacancy created by the removal of a director by the stockholders of Excite Delaware may be filled only by the stockholders. Following the Reincorporation, the Board of Excite Delaware could, although it has no current intention to do so, amend the Bylaws to provide that directors may fill any vacancy created by removal of directors by the stockholders.

     Notice of Board Nominations and Other Shareholder or Stockholder
Business -- Annual Meetings. The Bylaws of Excite Delaware require that nominations of persons for election to the Board and the proposal of business to be considered at an annual meeting of Stockholders must be made: (i) pursuant to notice by Excite Delaware of such meeting; (ii) by the Board; or (iii) if by a stockholder, by advance written notice given to Excite Delaware between 60 to 90 days prior to the first anniversary of the preceding year's annual meeting of stockholders. However, if the date of the annual meeting at which such nomination or business is proposed by a stockholders is more than 30 days before or more than 60 days after such anniversary, then such notice may be given by the stockholder no earlier than the 90th day prior to such meeting and not later than the later of 60 days prior to such meeting or the 10th day following the first public announcement of such meeting. The above notice provisions are subject to certain exceptions with respect to electing directors to fill Board seats resulting from increases in the size of the Board not publicly announced at least 70 days prior to the annual meeting. In addition, certain other information regarding a Board nominee or the business proposed for discussion must be included in the stockholder's notice to Excite Delaware.

     Notice of Board Nominations and Other Shareholder or Stockholder
Business -- Special Meetings. Excite Delaware's Bylaws also provide that, at special meetings of stockholders, the only business that can be conducted will be the items of business set forth in notice of such special meeting. The Bylaws also provide that nominations of persons for election to the Board at a special meeting at which directors are go be elected pursuant to the notice of the meeting shall be made: (i) by the Board; or (ii) if the Board has determined that directors will be elected at the meeting, by a stockholder of record meeting certain qualification who gives Excite Delaware advance written notice of such nominations no earlier than 90 days prior to such special meeting and no later than the later of 60 days before such special meeting, or the 10th day after the first public announcement of such meeting and of the nominees proposed by the Board to be elected at such meeting.

     By requiring advance notice of nominations by shareholders, the Board is afforded the opportunity to consider the qualifications of the proposed nominees and, to the extent deemed necessary or desirable by the Board, to inform the stockholders about such qualifications. By requiring advance notice of proposed business, the Board is provided the opportunity to inform stockholders of any business proposed to be conducted at a meeting and the Board's position on any such proposal, enabling stockholders to better determine whether they desire to attend the meeting or grant a proxy to the Board as to the disposition of such business. Although the Excite Delaware Bylaws do not give the Board any power to approve or disapprove stockholder nominations for the election of directors or any other business desired by stockholders to be conducted at a meeting, the Excite Delaware Bylaws may have the effect of precluding a nomination for the election of directors or of precluding any other business at a particular meeting if the proper procedures are not followed. In addition, the procedures may discourage or deter a third party from conducting a solicitation of proxies to elect its own slate of directors or otherwise attempting to obtain control of the Company, even if the conduct of such business or such attempt might be deemed to be beneficial to the Company and its stockholders.

SIGNIFICANT DIFFERENCES BETWEEN THE CORPORATION LAWS OF CALIFORNIA AND DELAWARE

     The following provides a summary of the major substantive differences between the Corporation Laws of California and Delaware. It is not an exhaustive description of all differences between the two states' laws.

     STOCKHOLDER APPROVAL OF CERTAIN BUSINESS COMBINATIONS

     DELAWARE. If the Reincorporation is approved by the Company's shareholders, the Company will be subject to the provisions of Section 203 of the Delaware General Corporation Law ("Section 203") regulating corporate takeovers. Section 203 prevents certain Delaware corporations, including those whose securities are listed on the Nasdaq National Market, from engaging, under certain circumstances, in a 'business combination" (which included a merger or sale of more than 10% of the corporation's assets) with any "interested stockholder" (a stockholder who owns 15% or more of the corporation's outstanding voting stock, as well as affiliates and associates of any such persons) for three years following the date that such stockholder became an "interested stockholder" unless (i) the transaction is approved by the board of directors prior to the date the "interested stockholder" attained such status, (ii) upon consummation of the transaction that resulted in the stockholder's becoming an "interested stockholder," the "interested stockholder" owned at least 85% of the voting stock of the corporation outstanding at the time the transactions commenced (excluding those shares owned by (a) persons who are directors and also officers and (b) employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer), or (iii) on or subsequent to such date the "business combination" is approved by the board of directors and authorized at an annual or special meeting of stockholders by the affirmative vote of at least two-thirds of the outstanding voting stock that is not owned by the "interested stockholder." A Delaware corporation may "opt out" of Section 203 with an express provision in its original certificate of incorporation or bylaws resulting from a stockholders' amendment approved by at least a majority of the outstanding voting shares. Excite Delaware does not intend to opt out of the provisions of Section 203.

     The Company believes that Section 203 will encourage any potential acquirer to negotiate with the Company's Board. Section 203 also might have the effect of limiting the ability of a potential acquirer to make a two-tiered bid for Excite Delaware in which all stockholders would not be treated equally. Shareholders should note, however, that the application of Section 203 to Excite Delaware will give the Board the power to reject a proposed business combination in certain circumstances, even though a potential acquirer may be offering a substantial premium for Excite Delaware's shares over the then-current market price. Section 203 would also discourage certain potential acquirers unwilling to comply with its provisions.

     CALIFORNIA. California law requires that holders of common stock receive common stock in a merger of the corporation with the holder of more than fifty percent (50%) but less than ninety percent (90%) of the target's common stock or its affiliate unless all of the target company's shareholders consent to the transaction. This provision of California law may have the effect of making a "cash-out" merger by a majority shareholder more difficult to accomplish. Although Delaware law does not parallel California law in this respect, under some circumstances Section 203 does provide similar protection to stockholders against coercive two-tiered bids for a corporation in which the stockholders are not treated equally.

     CLASSIFIED BOARD OF DIRECTORS

     A classified board is one on which a certain number, but not all, of the directors are elected on a rotating basis each year.

     DELAWARE. Delaware law permits, but does not require, a classified board of directors, pursuant to which the directors can be divided into as many as three classes with staggered terms of office, with only one class of directors standing for election each year. The Excite Delaware Certificate of Incorporation and Bylaws do not provide for a classified Board, and the adoption of a classified Board in the future would require stockholder approval.

     CALIFORNIA. Under California law, a corporation generally may provide for a classified board of directors by adopting amendments to its charter or bylaws, which amendments must be approved by the shareholders. The Excite California Articles of Incorporation and Bylaws do not currently provide for a classified Board.

     REMOVAL OF DIRECTORS

     DELAWARE. Under Delaware law, any director or the entire board of directors of a corporation that does not have a classified board of directors or cumulative voting may be removed with or without cause with the approval of a majority of the outstanding shares entitled to vote at an election of directors. In the case of a Delaware corporation having cumulative voting, if less than the entire board is to be removed, a director may not be removed without cause if the number of shares voted against such removal would be sufficient to elect the director under cumulative voting.

     CALIFORNIA. Under California law, any director or the entire board of directors may be removed, with or without cause, with the approval of a majority of the outstanding shares entitled to vote; however, no individual director may be removed (unless the entire board is removed) if the number of votes cast against such removal would be sufficient to elect the director under cumulative voting.

     Excite California's Articles of Incorporation do not provide for a classified Board but under California law, Excite California shareholders are entitled to cumulative voting or for a classified Board. The Excite Delaware Certificate of Incorporation will not provide for cumulative voting. As a result, after the Reincorporation, the Company's directors could be removed with or without cause with the approval of a majority of the outstanding shares entitled to vote at an election of directors.

     INDEMNIFICATION AND LIMITATION OF LIABILITY

     California and Delaware have similar laws respecting indemnification by a corporation of its officers, directors, employees and other agents. The laws of both states also permit, with certain exceptions, a corporation to adopt charter provisions eliminating the liability of a director to the corporation or its shareholders for monetary damages for breach of the director's fiduciary duty. There are, however, certain differences between the laws of the two states respecting indemnification and limitation of liability which are summarized below.

     DELAWARE. The Excite Delaware Certificate of Incorporation would eliminate the liability of directors to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permissible under Delaware law, as such law exists currently and as it may be amended in the future. Under Delaware law, such provision may not eliminate or limit director monetary liability for: (a) breaches of the director's duty of loyalty to the corporation or its stockholders; (b) acts or omissions not in good faith or involving intentional misconduct or knowing violations of law; (c) the payment of unlawful dividends or unlawful stock repurchases or redemptions; or (d) transactions in which the director received an improper personal benefit. Such limitation of liability provisions also may not limit a director's liability for violation of, or otherwise relieve the Company or its directors from the necessity of complying with, federal or state securities laws, or affect the availability of nonmonetary remedies such as injunctive relief or rescission.

     CALIFORNIA. The Excite California Articles of Incorporation eliminate the liability of directors to the corporation to the fullest extent permissible under California law. California law does not permit the elimination of monetary liability where such liability is based on: (a) intentional misconduct or knowing and culpable violation of law; (b) acts or omissions that a director believes to be contrary to the best interests of the corporation or its shareholders or that involve the absence of good faith on the part of the director; (c) receipt of an improper personal benefit by the director; (d) acts or omissions that show reckless disregard for the director's duty to the corporation or its shareholders, where the director was aware, or in the ordinary course of performing a director's duties should be aware, of a risk of serious injury to the corporation or its shareholders; (e) acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director's duty to the corporation and its shareholders; (f) transactions between the corporation and a director who has a material financial interest in such transaction; and (g) liability for improper distributions, loans or guarantees.

     INDEMNIFICATION COMPARED AND CONTRASTED. California law requires indemnification when the individual has defended successfully the action on the merits while Delaware law requires indemnification whether there has been successful or unsuccessful defense on the merits or otherwise. Delaware law generally permits indemnification of expenses, including attorneys' fees, actually and reasonably incurred in the defense or settlement of a derivative or third-party action, provided there is a determination by a majority vote of a disinterested quorum of the directors, by independent legal counsel or by a majority vote of a quorum of the stockholders that the person seeking indemnification acted in good faith and in a manner reasonably believed to be in best interests of the corporation. Without court approval, however, no indemnification may be made in respect of any derivative action in which such person is adjudged liable for negligence or misconduct in the performance of his or her duty to the corporation. Delaware law requires indemnification of expenses when the individual being indemnified has successfully defended any action, claim, issue or matter therein, on the merits or otherwise.

     Expenses incurred by an officer or director in defending an action may be paid in advance, under Delaware law and California law, if such director or officer undertakes to repay such amounts if it is ultimately determined that he or she is not entitled to indemnification. In addition, the laws of both states authorize a corporation's purchase of indemnity insurance for the benefit of its officers, directors, employees and agents whether or not the corporation would have the power to indemnify against the liability covered by the policy.

     California law permits a California corporation to provide rights to indemnification beyond those provided therein to the extent such additional indemnification is authorized in the corporation's Articles of Incorporation. Thus, if so authorized, rights to indemnification may be provided pursuant to agreements or bylaw provisions that make mandatory the permissive indemnification provided by California law. Excite California's Articles of Incorporation permit indemnification beyond that expressly mandated by California law and limit director monetary liability to the extent permitted by California law. Delaware law also permits a Delaware corporation to provide indemnification in excess of that provided by statute. By contrast to California law, Delaware law does not require authorizing provisions in the certificate of incorporation and does not contain express prohibitions on indemnification in certain circumstances. Limitations on indemnification may be imposed by a court, however, based on principles of public policy.

     INSPECTION OF SHAREHOLDER OR STOCKHOLDER LISTS

     Both California and Delaware law allow any shareholder to inspect the shareholder list for a purpose reasonably related to such person's interest as a shareholder. California law provides that a shareholder or shareholders holding five percent (5%) or more of a corporation's voting shares, or who hold one percent (1%) or more of such shares after it is a public company and have filed a Schedule 14A with the Securities and Exchange Commission relating to the election of directors, have an absolute right to inspect and copy the corporation's shareholder list. Delaware law permits a stockholder to inspect the stockholder list during the ten-day period preceding a stockholders' meeting for any purpose germane to the meeting, but does not contain a provision comparable to the absolute right of inspection provided by California law to certain shareholders.

     PAYMENT OF DIVIDENDS

     California law does not use the concepts of par value of shares, capital or surplus. The concepts of par value, capital and surplus are retained under Delaware law.

     DELAWARE. Delaware law permits the payment of dividends out of surplus (generally defined as stockholders' equity less the par value of outstanding stock) or, if there is no surplus, out of net profits for the current fiscal year and/or the preceding fiscal year. Delaware law generally provides that a corporation may redeem or repurchase its shares only if such redemption or repurchase would not impair the capital of the corporation.

     CALIFORNIA. Under California law, any distribution of corporate assets to shareholders (including dividends and repurchases of shares) are limited either to: (i) retained earnings, or (ii) an amount that would leave the corporation with assets (exclusive of goodwill, capitalized research and development expenses and deferred charges) equal to 1 1/4 times its liabilities (not including deferred taxes, deferred income and other deferred credits) and with current assets, as defined, at least equal to its current liabilities (or 1 1/4 times its current liabilities if the average pretax and pre-interest earnings for the preceding two fiscal years were less than the average interest expense for such years). There are exceptions to the foregoing rules for repurchases pursuant to employee stock plans. Additionally, a corporation cannot make a distribution if, as a result of such distribution, the corporation would likely be unable to meet its liabilities as they come due or if such distribution would impair certain preference rights of the holders of preferred stock.

     SHAREHOLDER VOTING

     Both California and Delaware law generally require that a majority of the shareholders of both acquiring and target corporations approve statutory mergers.

     DELAWARE. Delaware law does not require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if: (a) the merger agreement does not amend the existing certificate of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger and; (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed twenty percent (20%) of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger.

     CALIFORNIA. California law contains a similar exception to its voting requirements for reorganizations where shareholders or the corporation itself, or both, immediately prior to the reorganization will own immediately after the reorganization equity securities constituting more than 83.3% (or five-sixths) of the voting power of the surviving or acquiring corporation or its parent entity.

     APPRAISAL RIGHTS

     Under both California and Delaware law, a shareholder of a corporation participating in certain major corporate transactions may, under varying circumstances, be entitled to appraisal rights pursuant to which such shareholder may receive cash in the amount of the fair market value of his or her shares in lieu of the consideration he or she would otherwise receive in the transaction.

     DELAWARE. Under Delaware law, such appraisal rights are not available: (a) with respect to the sale, lease or exchange of all or substantially all of the assets of a corporation; (b) with respect to a merger or consolidation by a corporation the shares of which are either listed on a national securities exchange or are held of record by more than 2,000 holders if such stockholders receive only shares of the surviving corporation or shares of any other corporation that are either listed on a national securities exchange or held of record by more than 2,000 holders, plus cash in lieu of fractional shares of such corporations; or (c) to stockholders of a corporation surviving a merger if no vote of the stockholders of the surviving corporation is required to approve the merger under Delaware law.

     CALIFORNIA. The limitations on the availability of appraisal rights under California law are different from those under Delaware law. Shareholders of a California corporation whose shares are listed on a national securities exchange generally do not have such appraisal rights unless the holders of at least five percent (5%) of the class of outstanding shares claim the right or the corporation or any law restricts the transfer of such shares. Appraisal rights are also unavailable if the shareholders of a corporation or the corporation itself, or both, immediately prior to the reorganization will own immediately after the reorganization equity securities constituting more than 83.3% (or five-sixths) of the voting power of the surviving or acquiring corporation or its parent entity. California law generally affords appraisal rights in sale of asset reorganizations.

     DISSOLUTION

     Under California law, shareholders holding fifty percent (50%) or more of the total voting power may authorize a corporation's dissolution, with or without the approval of the corporation's board of directors, and this right may not be modified by the articles of incorporation. Under Delaware law, unless the board of directors approves the proposal to dissolve, the dissolution must be unanimously approved by all the stockholders entitled to vote thereon. Only if the dissolution is initially approved by the board of directors may the dissolution be approved by a simple majority of the outstanding shares of the corporation's stock entitled to vote. In the event of such a board-initiated dissolution, Delaware law allows a Delaware corporation to include in its certificate of incorporation a supermajority (greater than a simple majority) voting requirement in connection with dissolutions. Excite Delaware's Certificate of Incorporation contains no such supermajority voting requirement.

     INTERESTED DIRECTOR TRANSACTIONS

     Under both California and Delaware law, certain contracts or transactions in which one or more of a corporation's directors has an interest are not void or voidable because of such interest, provided that certain conditions, such as obtaining the required approval and fulfilling the requirements of good faith and full disclosure, are met. With certain minor exceptions, the conditions are similar under California and Delaware law.

     SHAREHOLDER DERIVATIVE SUITS

     California law provides that a shareholder bringing a derivative action on behalf of a corporation need not have been a shareholder at the time of the transaction in question, provided that certain tests are met. Under Delaware law, a stockholder may bring a derivative action on behalf of the corporation only if the stockholder was a stockholder of the corporation at the time of the transaction in question or if his or her stock thereafter devolved upon him or her by operation of law. California law also provides that the corporation or the defendant in a derivative suit may make a motion to the court for an order requiring the plaintiff shareholder to furnish a security bond. Delaware does not have a similar bonding requirement.

APPLICATION OF THE GENERAL CORPORATION LAW OF CALIFORNIA TO DELAWARE
CORPORATIONS

     Under Section 2115 of the California General Corporation Law, certain corporations not organized under California law which have significant contacts with California are subject to a number of key provisions of the California General Corporation Law. An exemption from Section 2115 is provided for corporations whose shares are listed on a major national securities exchange or for corporations having at least 800 stockholders of record whose shares are listed on the Nasdaq National Market. Following the Reincorporation, the Common Stock of Excite Delaware will continue to be traded on the Nasdaq National Market; however, the Company does not expect to have greater than 800 stockholders of record. Accordingly, it is expected that Excite Delaware will not be exempt from Section 2115.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The following is a discussion of certain federal income tax considerations that may be relevant to holders of Excite California Common Stock who receive Excite Delaware Common Stock in exchange for their Excite California Common Stock as a result of the Reincorporation. The discussion does not address all of the tax consequences of the Reincorporation that may be relevant to particular Excite California shareholders, such as dealers in securities, or those Excite California shareholders who acquired their shares upon the exercise of stock options, nor does it address the tax consequences to holders of options or warrants to acquire Excite California Common Stock. Furthermore, no foreign, state, or local tax considerations are addressed herein. IN VIEW OF THE VARYING NATURE OF SUCH TAX CONSEQUENCES, EACH SHAREHOLDER IS URGED TO CONSULT HIS OR HER OWN TAX ADVISOR AS TO THE SPECIFIC TAX CONSEQUENCES OF THE PROPOSED REINCORPORATION, INCLUDING THE APPLICABILITY OF FEDERAL, STATE, LOCAL OR FOREIGN TAX LAWS.

     Subject to the limitations, qualifications and exceptions described herein, and assuming the Proposed Reincorporation qualifies as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), the following tax consequences generally should result:

          (a) No gain or loss should be recognized by holders of Excite California Common Stock upon receipt of Excite Delaware Common Stock pursuant to the Reincorporation;

          (b) The aggregate tax basis of the Excite Delaware Common Stock received by each shareholder in the Reincorporation should be equal to the aggregate tax basis of the Excite California Common Stock surrendered in exchange therefor; and

          (c) The holding period of the Excite Delaware Common Stock received by each shareholder of Excite California should include the period for which such shareholder held the Excite California Common Stock surrendered in exchange therefor, provided that such Excite California Common Stock was held by the shareholder as a capital asset at the time of the Reincorporation.

     The Company has not requested a ruling from the Internal Revenue Service (the "IRS") or an opinion of counsel with respect to the federal income tax consequences to the shareholders of the Company of the Reincorporation under the Code. ACCORDINGLY, EACH SHAREHOLDER IS ENCOURAGED TO CONSULT A TAX ADVISOR REGARDING THE SPECIFIC TAX CONSEQUENCES TO HIM OR HER OF THE PROPOSED REINCORPORATION. The Reincorporation is intended to qualify as a reorganization within the meaning of Section 368(a) of the Code.

     A successful IRS challenge to the reorganization status of the Reincorporation (in consequence of a failure to satisfy the "continuity of interest" requirement or otherwise) would result in a shareholder recognizing gain or loss with respect to each share of Excite California Common Stock exchanged in the Reincorporation equal to the difference between the shareholder's basis in such share and the fair market value, as of the time of the Reincorporation, of the Excite Delaware Common Stock received in exchange therefor. In such event, a shareholder's aggregate basis in the shares of Excite Delaware Common Stock received in the exchange would equal their fair market value on such date, and the shareholder's holding period for such shares would not include the period during which the shareholder held Excite California Common Stock. Even if the Reincorporation qualifies as a reorganization under the Code, a shareholder would recognize gain to the extent the shareholder received (actually or constructively) consideration other than Excite Delaware Common Stock in exchange for the shareholder's Excite California Common Stock.

     State, local or foreign income tax consequences to shareholders may vary from the federal tax consequences described above.

     The Company should not recognize gain or loss for federal income tax purposes as a result of the Reincorporation, and Excite Delaware should succeed, without adjustment, to the federal income tax attributes of Excite California. A shareholder's aggregate basis in the shares of Excite Delaware Common Stock received in the exchange would equal their fair market value on such date, and the shareholder's holding period for such shares would not include the period during which the shareholder held Excite California Common Stock. Even if the Reincorporation qualifies as a reorganization under the Code, a shareholder would recognize gain to the extent the shareholder received (actually or constructively) consideration other than Excite Delaware Common Stock in exchange for the shareholder's Excite California Common Stock.

              THE BOARD RECOMMENDS A VOTE FOR THE REINCORPORATION.
          THE EFFECT OF AN ABSTENTION OR A BROKER NON-VOTE IS THE SAME
            AS THAT OF A VOTE AGAINST THE REINCORPORATION PROPOSAL.

                  PROPOSAL NO. 5 -- RATIFICATION OF SELECTION
                            OF INDEPENDENT AUDITORS

     The Company has selected Ernst & Young LLP as its independent auditors to perform the audit of the Company's financial statements for the fiscal year ending December 31, 1998, and the shareholders are being asked to ratify such selection. Representatives of Ernst & Young LLP are expected to be present at the Meeting, will have the opportunity to make a statement at the Meeting if they desire to do so and are expected to be available to respond to appropriate questions.

     The affirmative vote of a majority of the shares of Common Stock represented in person or by proxy at the Meeting and voting together as a class will be required to approve the ratification of Ernst & Young LLP as the Company's independent auditors.

                THE BOARD RECOMMENDS A VOTE FOR THE RATIFICATION
                     OF THE SELECTION OF ERNST & YOUNG LLP

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information known to the Company regarding beneficial ownership of the Company's Common Stock as of December 31, 1997 by (i) each person known by the Company to be the beneficial owner of more than 5% of the Company' s Common Stock, each of whom the Company believes to be an affiliate of the Company, (ii) each of the Company's directors, (iii) each Named Officer (see "Executive Compensation") and (iv) all executive officers and directors as a group.

                                                               AMOUNT AND NATURE
                                                                 OF BENEFICIAL
                                                                  OWNERSHIP(1)
                                                              --------------------
                 NAME OF BENEFICIAL OWNERS                     NUMBER      PERCENT
                 -------------------------                    ---------    -------
Intuit, Inc.(2).............................................  2,900,000     15.5%
Vinod Khosla................................................  2,693,322     14.4%
  Kleiner Perkins Caufield & Byers(3)
America Online, Inc.(4).....................................  2,575,777     13.6%
Geoffrey Y. Yang............................................  2,293,322     12.3%
  Institutional Venture Partners(5)
Joseph R. Kraus, IV(6)......................................    351,395      1.9%
George Bell(7)..............................................    216,000      1.1%
Brett T Bullington(8).......................................     91,984        *
Robert C. Hood(9)...........................................     62,500        *
Kenneth Wachtel(10).........................................     27,083        *
Donn M. Davis(11)...........................................         --        *
All executive officers and directors as a group (10
  persons)(12)..............................................  5,894,592     30.2%

---------------
  *  Less than 1%.

 (1) Unless otherwise indicated below, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Shares of Common Stock subject to options or warrants that are currently exercisable or exercisable within 60 days of December 31, 1997 are deemed to be outstanding and to be beneficially owned by the person holding such options or warrants for the purpose of computing the percentage ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

 (2) The address of Intuit is 2535 Garcia Avenue, Mountain View, California 94043. See "Certain Transactions."

 (3) Represents 2,235,990 shares of Common Stock held of record by Kleiner Perkins Caufield & Byers ("KPCB"), 57,332 shares of Common Stock held of record by KPCB Information and 400,000 shares of Common Stock held of record by Mr. Khosla. Mr. Khosla, a director of the Company, is a general partner of KPCB and KPCB Information and may be deemed to beneficially own the shares owned by those entities. Mr. Khosla disclaims beneficial ownership of such shares except to the extent of his indirect pecuniary interest therein. The address of Mr. Khosla and Kleiner Perkins Caufield & Byers is 2750 Sand Hill Road, Menlo Park, California 94025.

 (4) Includes 325,000 shares of Series E-3 Preferred Stock issuable upon exercise of a warrant held by AOL Ventures, a wholly-owned subsidiary of AOL. All of the shares of Series E Preferred Stock are convertible into Common Stock on a one-for-one basis. All shares of the Series E Preferred Stock beneficially owned by AOL are subject to the terms of a Voting Trust Agreement in the event that under California law a separate class vote of the Series E Preferred Stock is required to be taken. See "Certain Transactions." AOL's address is 22000 AOL Way, Dulles, Virginia 20166.

 (5) Represents 45,864 shares of Common Stock held of record by Institutional Venture Management VI ("IVM"), 2,191,722 shares of Common Stock held of record by Institutional Venture Partners VI ("IVP"), and 55,736 shares of Common Stock held of record by IVP Founders Fund I, L.P. ("IVP Founders"). Mr. Yang, a director of the Company, is a general partner of IVM, which is the general partner of IVP and of IVP Founders and may be deemed to beneficially own the shares beneficially owned by these entities. Mr. Yang disclaims beneficial ownership of such shares except for his proportional interest therein. The address of Mr. Yang and Institutional Venture Partners is 3000 Sand Hill Road, Building 2, Suite 290, Menlo Park, California 94025.

 (6) Includes approximately 40,382 shares of Common Stock subject to a repurchase right of the Company upon cessation of Mr. Kraus's service to the Company. Such repurchase right lapses with respect to approximately 5,769 of such shares per month.

 (7) Represents 216,000 shares of Common Stock subject to options that are currently exercisable or exercisable within 60 days of December 31, 1997.

 (8) Includes 24,602 shares of Common Stock subject to options that are currently exercisable or exercisable within 60 days of December 31, 1997.

 (9) Represents 62,500 shares of Common Stock subject to options that are currently exercisable or exercisable within 60 days of December 31, 1997.

(10) Represents 27,083 shares of Common Stock subject to options that are currently exercisable or exercisable within 60 days of December 31, 1997.

(11) Mr. Davis, a director of the Company, is the President of Tribune Ventures, a unit of Tribune Company. Mr. Davis disclaims beneficial ownership of 804,629 shares held by Tribune Company. Mr. Davis' address is c/o Tribune Company, 435 North Michigan Avenue, Suite 600, Chicago, Illinois 60611.

(12) Includes an aggregate of 339,831 shares of Common Stock subject to options or warrants that are currently exercisable or exercisable within 60 days of April 15, 1998. Also includes approximately 40,382 shares of Common Stock subject to a repurchase right of the Company upon cessation of the officer's or director's service to the Company. Such repurchase right lapses with respect to approximately 5,769 shares per month.

EXECUTIVE COMPENSATION

     The following table sets forth all compensation awarded to, earned by, or paid for services rendered to the Company in all capacities during the years ended December 31, 1997 and 1996 by (i) the Company's Chief Executive Officer and (ii) the Company's four other executive officers who were serving as executive officers as of December 31, 1997 and whose total annual salary and bonus in such year exceeded $100,000 (together, the "Named Officers").

                           SUMMARY COMPENSATION TABLE

                                                                      LONG-TERM
                                                                     COMPENSATION
                                                                        AWARDS
                                                                     ------------
                                             ANNUAL COMPENSATION      SECURITIES
                                             --------------------     UNDERLYING      ALL OTHER
    NAME AND PRINCIPAL POSITION      YEAR     SALARY      BONUS        OPTIONS       COMPENSATION
    ---------------------------      ----    --------    --------    ------------    ------------
George Bell........................  1997    $198,900    $144,000       83,000         $    --
  President and Chief Executive      1996     185,000      60,000       48,458          53,575(1)
  Officer
Brett T Bullington(2)..............  1997    $170,000    $ 61,200       35,000         $    --
  Executive Vice President,          1996     155,000          --       45,774         $    --
  Strategic and Business
  Development
Robert C. Hood(3)..................  1997    $175,000    $ 55,125           --         $    --
  Executive Vice President,          1996      10,657          --      200,000              --
  Chief Administrative Officer and
  Chief Financial Officer
Kenneth Wachtel(4).................  1997    $189,700    $     --      100,000         $    --
  Senior Vice President, Sales       1996          --          --           --         $    --
Joseph R. Kraus, IV(5).............  1997    $125,000    $ 28,125           --         $    --
  Senior Vice President              1996     115,000          --           --              --

---------------
(1) Represents reimbursement for certain expenses in connection with the sale of Mr. Bell's residence in New York.

(2) In March 1998, Mr. Bullington became Chief Operating Officer of the Company.

(3) Mr. Hood joined the Company in December 1996.

(4) Mr. Wachtel joined the Company in March 1997.

(5) Mr. Kraus also served as President of the Company from June 1994 to January 1996.

     The following table sets forth further information regarding option grants pursuant to the Company's 1995 Plan and the Plan during 1997 to each of the Named Officers. In accordance with the rules of the Commission, the potential realizable values for such options shown in the table are based on assumed rates of stock price appreciation of 5% and 10% compounded annually from the date the respective options were granted to their expiration date. The assumed rates of appreciation do not represent the Company's estimate or projection of the appreciation of the Common Stock.

                             OPTION GRANTS IN 1997

                                                                                            POTENTIAL
                                                                                           REALIZABLE
                                                                                            VALUE AT
                                                                                         ASSUMED ANNUAL
                         NUMBER OF    PERCENTAGE OF                                      RATES OF STOCK
                         SECURITIES   TOTAL OPTIONS                                    PRICE APPRECIATION
                         UNDERLYING     GRANTED TO        EXERCISE                       FOR OPTION TERM
                          OPTIONS      EMPLOYEES IN        PRICE        EXPIRATION    ---------------------
         NAME            GRANTED(1)        1997          PER SHARE         DATE          5%         10%
         ----            ----------   --------------   --------------   -----------   --------   ----------
George Bell............    83,000          4.3%            $7.88          5/15/07     $411,061   $1,041,710
Brett T Bullington.....    35,000          1.8              8.75          1/10/07      192,599      488,084
Robert C. Hood.........        --           --                --               --           --           --
Kenneth Wachtel........   100,000          5.2              8.75          1/10/07      550,283    1,394,525
Joseph R. Kraus, IV....        --           --                --               --           --           --

---------------

(1) Options granted under the Plan in 1997 were incentive stock options or nonqualified stock options that were granted at fair market value at the time of grant and that generally vest over a four-year period so long as the individual is employed by the Company. Options expire ten years from the date of grant.

     The following table sets forth the number of shares covered by both exercisable and unexercisable stock options held by each of the Named Officers at December 31, 1997. Also reported are values of "in-the-money" options which represent the positive spread between the respective exercise prices of outstanding stock options and the fair market value of the Company's Common Stock as of December 31, 1997 ($30.38) based on the last sales price of the Common Stock on the Nasdaq National Market on such date.

         AGGREGATE OPTION EXERCISES IN 1997 AND FISCAL YEAR-END VALUES

                                                            NUMBER OF SECURITIES
                                                           UNDERLYING UNEXERCISED           VALUE OF UNEXERCISED
                                                                   OPTIONS                  IN-THE-MONEY OPTIONS
                                SHARES                       AT FISCAL YEAR-END              AT FISCAL YEAR-END
                               ACQUIRED       VALUE     -----------------------------   -----------------------------
           NAME              ON EXERCISE    REALIZED    EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
           ----              ------------   ---------   ------------   --------------   ------------   --------------
George Bell................      8,600      $272,927      183,811         288,203        $5,434,459      $7,920,685
Brett T Bullington.........     48,600       894,791        6,250          97,350           151,563       2,560,463
Robert C. Hood.............         --            --       54,167         145,833         1,313,550       3,536,450
Kenneth Wachtel............         --            --           --         100,000                --       2,162,500
Joseph R. Kraus, IV........         --            --           --              --                --              --

COMPENSATION ARRANGEMENTS WITH EXECUTIVE OFFICERS

     The Company has entered into compensation arrangements pursuant to offer letters with the following executive officers of the Company: George Bell, the Company's President and Chief Executive Officer; Brett T Bullington, the Company's Executive Vice President, Strategic and Business Development; James Desrosier, the Company's Executive Vice President, Corporate Marketing; Robert
C. Hood, the Company's Executive Vice President, Chief Administrative Officer and Chief Financial Officer; Chris M. Vail, the Company's Vice President, General Counsel and Corporate Secretary; and Kenneth Wachtel, the Company's Senior Vice President, Sales.

     Mr. Bell's annual base salary was initially set at $185,000 and was subsequently increased to $200,000. At the time of his employment, he was granted an option to purchase an aggregate of 18,458 shares of Common Stock. Mr. Bell received a guaranteed bonus of $60,000 during his first year of employment and the Company reimbursed Mr. Bell for certain expenses in connection with the sale of his residence in New York. Under the Company's 1997 Bonus Plan, Mr. Bell is eligible to receive a bonus targeted at 62% of his annual base salary in each year subsequent to his first year of employment, subject to meeting certain individual and company goals. This agreement may be terminated by the Company or Mr. Bell at any time for any reason.

     Mr. Bullington initially received an annual base salary of $150,000 and was granted an option to purchase an aggregate of 25,774 shares of Common Stock. Mr. Bullington's annual base salary has subsequently been increased to $170,000. Under the Company's 1997 Bonus Plan, Mr. Bullington is eligible to receive a bonus targeted at 40% of his annual base salary, subject to meeting certain individual and company goals. This agreement may be terminated by the Company or by Mr. Bullington at any time for any reason.

     Mr. Desrosier receives an annual base salary of $175,000 and was granted an option to purchase an aggregate of 150,000 shares of Common Stock. Under the Company's 1997 Bonus Plan, Mr. Desrosier is eligible to receive a bonus targeted at 30% of his annual base salary, subject to meeting certain individual and company goals. In the event that Mr. Desrosier ceases to be employed by the Company prior to July 15, 1999, for any reason other than "cause," as defined, he will be entitled to receive an amount equal to six months of his then-current base salary, an additional six months vesting of his stock options and six months continuation of benefits. This agreement may be terminated by the Company or by Mr. Desrosier at any time for any reason.

     Mr. Hood receives an annual base salary of $175,000. In the event that the Company is acquired by a company that does not continue to employ Mr. Hood before Mr. Hood's option granted under a consulting arrangement is fully vested (see "Certain Transactions -- Consulting Arrangements"), he will receive a consultant fee of $175,000 that will entitle the Company to retain Mr. Hood for consulting services for a period of one year following the acquisition. Under the Company's 1997 Bonus Plan, Mr. Hood is eligible to receive a bonus originally targeted at 20% of his annual base salary and subsequently increased to 40% of his annual base salary, subject to meeting certain individual and company goals. This agreement may be terminated by the Company or Mr. Hood at any time for any reason. If Mr. Hood is terminated for reasons other than cause, he will continue to receive his base salary for an additional six months.

     Mr. Vail receives an annual base salary of $138,000 and was granted an option to purchase an aggregate of 8,000 shares of Common Stock. . Under the Company's 1997 Bonus Plan, Mr. Vail is eligible to receive a bonus targeted at 25% of his annual base salary, subject to meeting certain individual and company goals. This agreement may be terminated by the Company or by Mr. Vail at any time for any reason.

     Mr. Wachtel receives an annual base salary of $145,000 and received a signing bonus of $15,000. Under the Company's 1997 Bonus Plan, Mr. Wachtel is eligible to receive a bonus targeted at 65% of his annual base salary, subject to meeting certain individual and company goals. This agreement may be terminated by the Company or Mr. Wachtel at any time for any reason.

     PURSUANT TO ITEM 402(A)(9) OF REGULATION S-K PROMULGATED BY THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC"), NEITHER THE "COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION" NOR THE MATERIAL UNDER THE CAPTION "COMPANY STOCK PRICE PERFORMANCE" SHALL BE DEEMED TO BE FILED WITH THE SEC FOR PURPOSES OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, NOR SHALL SUCH REPORT OR SUCH MATERIAL BE DEEMED TO BE INCORPORATED BY REFERENCE IN ANY PAST OR FUTURE FILING BY THE COMPANY UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, OR THE SECURITIES ACT OF 1933, AS AMENDED.

                      REPORT OF THE COMPENSATION COMMITTEE

     The Company's executive compensation program is currently administered by the Compensation Committee of the Board of Directors (the "Committee"). Prior to the Company's initial public offering in April 1996, the Committee had not been formed and compensation decisions and grants of stock options were made by the Board. The current members of the Committee are Vinod Khosla and Geoffrey Y. Yang. Each of these persons is a non-employee director within the meaning of
Section 16 of the Securities Exchange Act of 1934, as amended, and an "outside director" within the meaning of Section 162(m) of the Code.

GENERAL COMPENSATION PHILOSOPHY

     The role of the Compensation Committee is to set the salaries and other compensation of the executive officers and certain other key employees of the Company, and to make grants under, and to administer, the stock option and other employee equity and bonus plans. The Company's compensation philosophy for executive officers is to relate compensation to corporate performance and increases in shareholder value, while providing a total compensation package that is competitive and enables the Company to attract, motivate, reward and retain key executives and employees. The Committee currently uses salaries, bonuses and stock options to meet these goals.

EXECUTIVE COMPENSATION

     Base Salary. Salaries for executive officers for 1997 were generally determined on an individual basis by evaluating each executive's scope of responsibility, performance, prior experience and salary history, as well as the salaries for similar positions at comparable companies.

     Annual Incentive Awards. During 1997, the Company established the 1997 Bonus Plan (the "Bonus Plan"). All full-time employees of the Company, including executive officers, are eligible to participate in the Bonus Plan. The Committee has the sole discretion to determine the individuals who participate in the Bonus Plan. Bonuses will be paid as a percentage of base wages earned during the year. A significant portion of all bonuses will be based upon total company financial goals as determined by the Committee. The balance will be based upon achievement of personal and team objectives, as determined by the Committee or such person designated by the Committee. The weighting between total company financial goals versus personal and team goals may vary by position at the sole discretion of the Committee.

     Long-Term Incentive Awards. The Committee believes that equity-based compensation in the form of stock options links the interests of executives with the long-term interests of the Company's shareholders and encourages executives to remain in the Company's employ. The Company grants stock options in accordance with the Plan. Grants are awarded based on a number of factors, including the individual's level of responsibility, the amount and term of options already held by the individual, the individual's contributions to the achievement of the Company's financial and strategic objectives, and industry practices and norms.

CHIEF EXECUTIVE OFFICER COMPENSATION

     Mr. Bell's base salary, target bonus, bonus paid and long-term incentive awards for 1997 were determined in a manner consistent with the factors described above for all executive officers.

INTERNAL REVENUE CODE SECTION 162(M) LIMITATION

     Section 162(m) of the Internal Revenue Code limits the tax deduction to $1.0 million for compensation paid to certain executives of public companies. Having considered the requirements of Section 162(m), the Committee believes that grants made pursuant to the 1995 Plan and the Plan meet the requirements that such grants be "performance based" and are, therefore, exempt from the limitations on deductibility. Historically, the combined salary and bonus of each executive officer has been below the $1.0 million limit. The Committee's present intention is to comply with Section 162(m) unless the Committee feels that required changes would not be in the best interest of the Company or its shareholders.

                                          COMPENSATION COMMITTEE

                                          Vinod Khosla
                                          Geoffrey Y. Yang

                               PERFORMANCE GRAPH

     The following graph compares the cumulative total shareholder return on the Company's Common Stock, the Nasdaq Composite Index ("Nasdaq"), and the Hambrecht & Quist Internet Index ("H&Q Internet"). The graph assumes that $100 was invested in the Company's Common Stock, Nasdaq and H&Q Internet on April 4, 1996 and calculates the return monthly through December 31, 1997. The stock price performance on the following graph is not necessarily indicative of future stock price performance.

        Measurement Period
      (Fiscal Year Covered)              Excite              Nasdaq           H&O Internet
4/4/96                                   100.00              100.00              100.00
4/30/96                                   86.25              106.47              116.04
5/31/96                                   80.65              111.20              121.35
6/30/96                                   41.90              105.97              110.96
7/31/96                                   35.65               96.64               89.07
8/31/96                                   28.75              102.08               93.32
9/30/96                                   41.90              109.72              103.07
10/31/96                                  30.65              109.24               94.43
11/30/96                                  48.75              115.60              100.34
12/31/96                                  51.25              115.46               94.95
1/31/97                                   91.25              123.40               96.06
2/28/97                                   79.38              117.06               81.56
3/31/97                                   53.75              109.25               75.28
4/30/97                                   45.63              112.75               78.69
5/31/97                                   59.38              125.23               94.33
6/30/97                                   71.56              128.96               93.72
7/31/97                                   92.50              142.53              107.96
8/31/97                                  114.69              141.95              109.53
9/30/97                                  142.34              150.75              124.08
10/31/97                                 124.69              142.51              120.14
11/30/97                                 128.28              143.14              118.48
12/31/97                                 150.00              140.43              127.43

                              CERTAIN TRANSACTIONS

     Since January 1, 1997, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which the Company was or is to be a party in which the amount involved exceeds $60,000 and in which any director, executive officer or holder of more than 5% of any class of voting securities of the Company or members of such person's immediate family had or will have a direct or indirect material interest other than (i) the compensation agreements which are described in "Executive Compensation" and "Compensation Arrangements with Executive Officers," and (ii) the transactions described below.

TRANSACTIONS WITH INTUIT

     On June 25, 1997, the Company sold 2,900,000 shares of its Common Stock to Intuit Inc. ("Intuit") pursuant to a stock purchase agreement (the "Stock Purchase Agreement") for an aggregate purchase price of $39,150,000 (the "Intuit Purchase"). As a result of the Intuit Purchase, the Company believes that Intuit became an affiliate of the Company. In connection with the Intuit Purchase, Intuit agreed not to acquire more than 25% of the total voting securities of the Company (the "Standstill Percentage") without the consent of the Board. In the event that a third party acquires a number of voting securities of the Company in excess of the Standstill Percentage, the Standstill Percentage will be increased to the percentage of the voting securities of the Company held by such third party. The Company is also obligated to notify Intuit in the event that it enters into or intends to enter into any bona fide discussions with any third party which will result in the acquisition of or change in control with respect to the Company (a "Change in Control Transaction").

     Intuit's "standstill" obligations will terminate on the earlier to occur of
(i) December 11, 2000, or (ii) the termination of similar standstill obligations of America Online, Inc. to the Company. Intuit's standstill obligations will also terminate (i) upon the making of a bona fide offer by any third party or group (a "Third-Party Offer") of an intention to acquire voting securities of the Company which, if successful, would result in such third party or group owning, or having the right to acquire beneficial ownership of, more than 20% of the Company's voting securities or (ii) upon the Company's intention to enter into a Change in Control Transaction.

     Except as provided below, until December 12, 1998, Intuit may not, without the prior written consent of the Company, dispose of any of the shares purchased in the Intuit Purchase or any other securities of the Company owned by it. The Stock Purchase Agreement also limits the number of shares of Common Stock that Intuit may sell on any trading day on the Nasdaq National Market. These restrictions on resale will be suspended in the event that Intuit's "standstill" obligations will be suspended in the event of a Third Party Offer or if the Company proposes to enter into a Change in Control Transaction.

     In connection with the Intuit Purchase, Intuit and the Company entered into a Registration Rights Agreement dated as of June 25, 1997 (the "Registration Rights Agreement") which provides, among other things, certain registration rights with respect to the shares purchased in the Intuit Purchase and any shares of the Company's Common Stock issued pursuant to the Right of First Refusal Agreement described below.

     The Company has filed a registration statement (the "Shelf Registration Statement") on Form S-3 under the Securities Act of 1933, as amended, (the "Securities Act") pursuant to the Registration Rights Agreement. The Company is required to maintain the effectiveness of the Shelf Registration Statement for a two year period (the "Initial Effectiveness Period"). If, after the Initial Effectiveness Period, Intuit continues to hold any shares of Common Stock of the Company to which the Shelf Registration Statement relates, then the Company is required to file an additional Shelf Registration Statement (the "Subsequent Shelf Registration Statement") and maintain the effectiveness of the Subsequent Shelf Registration Statement for a one year period (the "Subsequent Effectiveness Period").

     If, after the Subsequent Effectiveness Period, any registration rights with respect to any securities of the Company which were granted subsequent to June 25, 1997 are still in effect, and Intuit still holds any of the shares purchased in the Intuit Purchase or any securities issued pursuant to the Right of First Refusal Agreement described below, the Company will be obligated to file an additional Shelf Registration Statement

(an "Additional Shelf Registration Statement") and maintain the effectiveness of such Additional Shelf Registration Statement for up to two years (the "Additional Effectiveness Period").

     If securities of the Company having an aggregate purchase price in excess of $250,000 are sold to Intuit pursuant to the Right of First Refusal Agreement described below, during the Initial Effectiveness Period, the Subsequent Effectiveness Period or the Additional Effectiveness Period, the Company will be required to file an additional Shelf Registration Statement with respect to such securities. The Company will be required to maintain the effectiveness of such Shelf Registration Statement until no later than the expiration of the Initial Effectiveness Period, the Subsequent Effectiveness Period of the Additional Effectiveness Period, as applicable.

     The shares of Common Stock covered by the Shelf Registration Statement may be sold by Intuit or by its permitted transferees during one of four periods of 30 consecutive calendar days each, which periods shall be separated by intervals of at least 90 days and shall occur no more than four times during the Initial Effectiveness Period and two times during the Additional Effectiveness Period.

     Subject to certain limitations, Intuit may also require the Company to file a registration statement under the Securities Act with respect to all or a portion of the securities of the Company owned by it (a "Demand Registration"). Intuit may request only two such Demand Registrations. Intuit may request that the shares registered in a Demand Registration be offered by means of an underwritten offering. In any such underwritten offering of the Company's securities, the underwriters may reduce the number of shares to be included in the Demand Registration, but shall not limit the shares to be included by Intuit in such Demand Registration unless all other securities proposed to be sold by persons or entities other than Intuit are first entirely excluded.

     If the Company proposes to register any of its securities under the Act, it must give prior notice to Intuit and permit Intuit, subject to certain limitations, to include in such registration all or a portion of the securities of the Company owned by it (a "Piggyback Registration"). If such registrations relate to an underwritten public offering, the underwriters (if any) may reduce the number of shares to be included in a Piggyback Registration, provided that each of Intuit, AOL and certain other investors of the Company shall be subject to such reduction only on a pro rata basis.

     The Company is required to bear all expenses (other than underwriting discounts and commissions) in connection with the Registration Rights Agreement.

     The Registration Rights Agreement will terminate (a) if all of the shares purchased in the Intuit Purchase have been registered and sold pursuant to registrations effected pursuant to the Registration Rights Agreement or (b) at such time as all of the shares purchased in the Intuit Purchase may be sold within a three month period under Rule 144 promulgated under the Securities Act.

     Pursuant to a Right of First Refusal Agreement dated as of June 25, 1997 between the Company and Intuit, which was entered into in connection with the Intuit Purchase, Intuit was granted a right of first refusal to participate in certain issuances of Company's securities. So long as Intuit holds at least ten percent of the Company's outstanding Common Stock (including shares issuable upon conversion of outstanding shares of preferred stock of the Company), in the event that the Company proposes to issue any securities in a financing transaction solely for cash consideration, Intuit is permitted to purchase all or a portion of Intuit's "Pro Rata Share" (defined below) of such securities, such that Intuit's Pro Rata Share equals up to nineteen percent immediately after such issuance. The term "Pro Rata Share" means the ratio of (a) the number of shares of the Company's Common Stock (on an as-converted to Common Stock basis) owned by Intuit, to (b) a number of shares of Common Stock of the Company equal to the sum of (i) the total number of shares of Common Stock of the Company then outstanding plus (ii) the total number of shares of Common Stock of the Company into which all then-outstanding shares of voting preferred stock of the Company are then convertible.

     In connection with the Intuit Purchase, the Company and Intuit entered into a Nomination and Observer Agreement dated as of June 25, 1997, which provides that, for so long as Intuit owns at least 10% of the Common Stock of the Company (on an as-converted to Common Stock basis), it is entitled to nominate one candidate (the "Intuit Designee") for election to the Company's Board of Directors in connection with any shareholder solicitation or action relating to the election of directors. In the event that Intuit wishes to appoint an Intuit Designee to the Board other than in connection with a shareholder solicitation or an action relating to the election of directors, the Company is obligated to appoint such Intuit Designee to the Board. The Company is generally obligated to use its best efforts to cause to be voted in favor of an Intuit Designee all shares for which the Company's management or the Board holds proxies or otherwise are entitled to vote, and to cause the Board to unanimously recommend the Intuit Designee for election. If an Intuit Designee is not a member of the Board, Intuit has certain rights to have a representative attend all meetings and receive all communications of the Company directed to the Board or the audit committee thereof in a non-voting observer capacity.

     In connection with the Intuit Purchase the Company and Intuit entered into a Joint Activities Agreement (the "Agreement"), dated as of June 25, 1997, pursuant to which the Company and Intuit have created a new online financial channel offering content and services designed to help consumers organize and manage their finances. This new channel was introduced in the third quarter of 1997. Under the Agreement, Intuit is the exclusive provider and aggregator of financial content on all the Company's services, and the Company is the exclusive search and navigation service featured on the U.S. versions of certain of Intuits software products.

TRANSACTIONS WITH AOL

     On November 25, 1996, the Company, AOL and a wholly-owned subsidiary of AOL entered into an Acquisition Agreement (the "Acquisition Agreement") pursuant to which the Company agreed to acquire certain assets relating to the WebCrawler search and directory service (the "WebCrawler Assets") from AOL. The closing under the Acquisition Agreement occurred in March 1997. In addition, the Company entered into a Technology License, Distribution, Services and Co-Marketing Agreement (the "Distribution Agreement") with AOL. In consideration of the Acquisition and the rendering of certain services to the Company, the Company issued to AOL 1,250,000 and 700,000 shares of its Series E-1 and Series E-2 Preferred Stock, respectively. In addition, as part of the transactions contemplated by the Acquisition Agreement and the Distribution Agreement (i) AOL will have the right (the "Exchange Right"), for a 90-day period following March 27, 1997, to have the 680,330 shares of Common Stock beneficially owned by AOL cancelled and an equivalent number of shares of Series E-4 Preferred Stock issued to AOL Ventures and (ii) a warrant, which previously was exercisable into 650,000 shares of Common Stock at an exercise price of $8.00 per share, was amended to become exercisable into 650,000 shares of Series E-3 Preferred Stock at the same exercise price per share (the "AOL Warrant"). In addition, the expiration date of the AOL Warrant was amended so that the expiration date with respect to 325,000 shares of Series E-3 Preferred Stock was September 30, 1997 and the expiration date for the remaining shares will remain March 8, 2001. AOL exercised this warrant on a net exercise basis in September 1997. AOL also exercised the Exchange Right in June 1997 and in December 1997, converted all of the Preferred Stock held by it into Common Stock.

     The Series E-3 Preferred Stock will, upon the liquidation, dissolution or winding up of the Company, be entitled to receive a liquidation preference of $8.00 per share. Each share of Series E-3 Preferred Stock will be convertible into shares of Common Stock at the option of the holders thereof, with such conversion to occur on a one-to-one basis, as adjusted for certain events. The holders of outstanding shares of Series E-3 Preferred Stock shall be entitled to vote together with the holders of Common Stock, on an as-converted-to-Common Stock basis. The Company has filed a "shelf" registration statement providing for the resale of all of the Common Stock issued upon conversion of the Preferred Stock held by AOL (or issuable to AOL upon exercise of the AOL Warrant) (the "AOL Registerable Securities") during no more than four 30 day periods which must be at least 90 days apart in time and in accordance with the manner of sale provisions set forth in Rule 144(f) under the Securities Act or in other customary brokerage transactions in the public market. The Company has the right to delay the sale of the AOL Registrable Securities under such shelf registration, for up to 60 or 90 days under certain circumstances. The first $50,000 of the expenses relating to the issuance of the Preferred Stock and in connection with such shelf registration were borne by the Company.

     Pursuant to the Distribution Agreement, a co-branded version of the Excite service will be the exclusive provider of Web search and directory services to AOL's customers for a minimum of two years. After the initial two-year exclusivity period, either party may elect to terminate the exclusivity arrangement by prior written notice. In the event of such a termination, the co-branded search and directory service will be the "default" search and directory service for AOL. The Distribution Agreement has a term of five years and can be renewed by AOL for an additional five year period and provides that the Company will receive a share of revenues generated on the AOL search and directory site, with AOL incurring all hosting, advertising and selling expenses. In addition, after the term of the Distribution Agreement, AOL will have a non-exclusive, non-transferable license to any navigation service owned or controlled by Excite for successive one-year periods at "customary fair market rates" and other terms to be mutually agreed upon by the Company and AOL.

     The Company believes that all of the transactions set forth above were made on terms no less favorable to the Company than could have been obtained from unaffiliated third parties. All future transactions between the Company and its officers, directors and principal shareholders and their affiliates will be approved by a majority of the Board, including a majority of the independent and disinterested directors of the Board, and will be on terms no less favorable to the Company than could be obtained from unaffiliated third parties.

                             SHAREHOLDER PROPOSALS

     Proposals of shareholders intended to be presented at the Company's 1999 Annual Meeting of Shareholders must be received by the Company at its principal executive offices no later than February 18, 1999 in order to be included in the Company's Proxy Statement and form of proxy relating to the meeting.

                            SECTION 16(A) BENEFICIAL
                         OWNERSHIP REPORTING COMPLIANCE

     Section 16 of the Securities Exchange Act of 1934, as amended, requires the Company's directors and officers, and persons who own more than 10% of the Company's Common Stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission (the "SEC") and the Nasdaq National Market. Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms that they file.

     Based solely on its review of the copies of such forms furnished to the Company and written representations from the executive officers and directors, the Company believes that all Section 16(a) filing requirements for the year ended December 31, 1997 were met, except that a Form 4 was filed late for Brett T Bullington, Executive Vice President of the Company.

                                 OTHER BUSINESS

     The Board does not presently intend to bring any other business before the Meeting, and, so far as is known to the Board, no matters are to be brought before the Meeting except as specified in the Notice of the Meeting. As to any business that may properly come before the Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

       WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE,
          DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE
           ENCLOSED POSTAGE PAID ENVELOPE SO THAT YOUR SHARES MAY BE
                          REPRESENTED AT THE MEETING.

                                                                      APPENDIX A

                          CERTIFICATE OF INCORPORATION
                                       OF
                                  EXCITE, INC.

                                   ARTICLE I

     The name of the corporation is Excite, Inc.

                                   ARTICLE II

     The address of the registered office of the corporation in the State of Delaware is 1013 Centre Road, City of Wilmington, County of New Castle. The name of its registered agent at that address is Corporation Service Company.

                                  ARTICLE III

     The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

                                   ARTICLE IV

     The total number of shares of all classes of stock which the corporation has authority to issue is fifty-four million (54,000,000) shares, consisting of two classes: fifty million (50,000,000) shares of Common Stock, $0.001 par value per share, and four million (4,000,000) shares of Preferred Stock, $0.001 par value per share.

     The Board of Directors is authorized, subject to any limitations prescribed by the law of the State of Delaware, to provide for the issuance of the shares of Preferred Stock in one or more series, and, by filing a Certificate of Designation pursuant to the applicable law of the State of Delaware, to establish from time to time the number of shares to be included in each such series, to fix the designation, powers, preferences and rights of the shares of each such series and any qualifications, limitations or restrictions thereof, and to increase or decrease the number of shares of any such series (but not below the number of shares of such series then outstanding). The number of authorized shares of Preferred Stock may also be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the stock of the corporation entitled to vote, unless a vote of any other holders is required pursuant to a Certificate or Certificates establishing a series of Preferred Stock.

     Except as otherwise expressly provided in any Certificate of Designation designating any series of Preferred Stock pursuant to the foregoing provisions of this Article IV, any new series of Preferred Stock may be designated, fixed and determined as provided herein by the Board of Directors without approval of the holders of Common Stock or the holders of Preferred Stock, or any series thereof, and any such new series may have powers, preferences and rights, including, without limitation, voting rights, dividend rights, liquidation rights, redemption rights and conversion rights, senior to, junior to or pari passu with the rights of the Common Stock, the Preferred Stock, or any future class or series of Preferred Stock or Common Stock.

                                   ARTICLE V

     The Board of Directors of the corporation shall have the power to adopt, amend or repeal Bylaws of the corporation.

                                   ARTICLE VI

     Pursuant to the provisions of Section 228 of the Delaware General Corporation Law, actions which are required to be or which may be taken at taken at any annual or special meeting of stockholders may not be taken without a meeting by the consent in writing of the stockholders of the corporation.

                                  ARTICLE VII

     Election of directors need not be by written ballot unless the Bylaws of the corporation shall so provide.

                                  ARTICLE VIII

     To the fullest extent permitted by law, no director of the corporation shall be personally liable for monetary damages for breach of fiduciary duty as a director. Without limiting the effect of the preceding sentence, if the Delaware General Corporation Law is hereafter amended to authorize the further elimination or limitation of the liability of a director, then the liability of a director of the corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended.

     Neither any amendment nor repeal of this Article VIII, nor the adoption of any provision of this Certificate of Incorporation inconsistent with this
Article VIII, shall eliminate, reduce or otherwise adversely affect any limitation on the personal liability of a director of the corporation existing at the time of such amendment, repeal or adoption of such an inconsistent provision.

                                   ARTICLE IX

     The name and mailing address of the incorporator is Michael J. McAdam, c/o Fenwick & West LLP, Two Palo Alto Square, Palo Alto, California 94306.

     The undersigned incorporator hereby acknowledges that the foregoing certificate is his act and deed and that the facts stated herein are true.

Date: March   , 1998

                                          --------------------------------------
                                             Michael J. McAdam, Incorporator

                           CERTIFICATE OF DESIGNATION
                                       OF
                           SERIES E-3 PREFERRED STOCK
                                       OF
                                  EXCITE, INC.

                         Pursuant to Section 151 of the
                        Delaware General Corporation Law

     Excite, Inc., a Delaware corporation, (the "Company") does hereby certify that, pursuant to the authority contained in Article VI of its Certificate of Incorporation, and in accordance with the provisions of Section 151 of the Delaware General Corporation Law, the Company's Board of Directors has duly adopted the following resolution creating a series of Preferred Stock designated as Series E-3 Preferred Stock:

     RESOLVED, that the Company hereby designates and creates a series of the authorized Preferred Stock designated as Series E-3 Preferred stock as follows:

     Of the 4,000,000 shares of Preferred Stock authorized to be issued by this corporation, 325,000 shares are hereby designated as "Series E-3 Preferred Stock." The rights, preference, privileges and restrictions granted to and imposed upon the Series E-3 Preferred Stock are as set forth below:

     1. DEFINITIONS. For purposes of this resolution, the following definitions shall apply:

          1.1 "Board" shall mean the Board of Directors of the Company.

          1.2 "Company" shall mean this corporation.

          1.3 "Common Stock" shall mean the Common Stock, $0.001 par value, of the Company.

          1.4 "Common Stock Dividend" shall mean a stock dividend declared and paid on the Common Stock that is payable in shares of Common Stock.

          1.5 "Original Issue Date" shall mean the date on which the first share of Series E-3 Preferred Stock was issued by the Company.

          1.6 "Original Issue Price" shall mean $8.00 per share of Series E-3 Preferred Stock.

          1.7 "Subsidiary" shall mean any corporation of which at least fifty percent (50%) of the outstanding voting stock is at the time owned directly or indirectly by the Company or by one or more of such subsidiary corporations.

     2. DIVIDEND RIGHTS.

          2.1 Series E-3 Preferred Stock. In each calendar year, the holders of the then outstanding Series E-3 Preferred Stock shall be entitled to receive, when, as and if declared by the Board, out of any funds and assets of the Company legally available therefor, noncumulative dividends in the amount determined by the Board on a pro rata basis with the Common Stock according to the number of shares of Common Stock held by such holders, where each holder of shares of Series E-3 Preferred Stock is to be treated for this purpose as holding the greatest whole number of shares of Common Stock then issuable upon conversion of all shares of Series E-3 Preferred Stock held by such holder pursuant to Section 5. Dividends on the Series E-3 Preferred Stock shall not be mandatory or cumulative, and no rights or interest shall accrue to the holders of the Series E-3 Preferred Stock by reason of the fact that the Company shall fail to declare or pay dividends on the Series E-3 Preferred Stock in any amount in any calendar year or any fiscal year of the Company, whether or not the earnings of the Company in any calendar year or fiscal year were sufficient to pay such dividends in whole or in part.

          2.2 Non-Cash Dividends. Whenever a dividend provided for in this
     Section 2 shall be payable in property other than cash, the value of such dividend or distribution shall be deemed to be the fair market value of such property as determined in good faith by the Board.

     3. LIQUIDATION RIGHTS. In the event of any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, the funds and assets of the Company that may be legally distributed to the Company's stockholders (the "Available Funds and Assets") shall be distributed to stockholders in the following manner:

          3.1 Series E-3 Preferred Stock. Prior to any consolidation or merger of the Company with or into any other corporation or corporations or other entity, corporate reorganization, sale, conveyance or disposition of all or substantially all of the assets of the Company, liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, the Company shall give the holders of the Series E-3 Preferred Stock at least ten (10) days notice thereof and afford such holders the opportunity to convert such shares of Series E-3 Preferred Stock into shares of the Company's Common Stock pursuant to Section 5.1 hereof. Upon the liquidation, dissolution of winding up of the Company, whether voluntary or involuntary, the holders of each share of Series E-3 Preferred Stock then outstanding shall be entitled to be paid, out of the Available Funds and Assets, and prior and in preference to any payment or distribution (or any setting apart of any payment or distribution) of any Available Funds and Assets on any shares of Common Stock, an amount per share equal to the Original Issue Price for the Series E-3 Preferred Stock plus all declared but unpaid dividends on the Series E-3 Preferred Stock. If upon any liquidation, dissolution or winding up of the Company, the Available Funds and Assets shall be insufficient to permit the payment to holders of the Series E-3 Preferred Stock of their full preferential amount described in this subsection, then all of the remaining Available Funds and Assets shall be distributed among the holders of the then outstanding Series E-3 Preferred Stock pro rata, according to the number of outstanding shares of Series E-3 Preferred Stock held by each holder thereof.

          3.2 Remaining Assets. If there are any Available Funds and Assets remaining after the payment or distribution (or the setting aside for payment or distribution) to the holders of the Series E-3 Preferred Stock of their full preferential amounts described above in this Section 3, then all such remaining Available Funds and Assets shall be distributed among the holders of the then outstanding Common Stock pro rata according to the number of shares of Common Stock held by each holder thereof.

          3.3 Merger or Sale of Assets. A consolidation or merger of the Company with or into any other corporation or corporations or other entity, a corporate reorganization, or a sale, conveyance or disposition of all or substantially all of the assets of the Company shall not be deemed a liquidation, dissolution or winding up of the Company within the meaning of this Section 3.

          3.4 Non-Cash Consideration. If any assets of the Company distributed to stockholders in connection with any liquidation, dissolution, or winding up of the Company are other than cash, then the value of such assets shall be their fair market value as determined by the Board, except that any securities to be distributed to stockholders in a liquidation, dissolution, or winding up of the Company shall be valued as follows:

             (a) The method of valuation of securities not subject to investment letter or other similar restrictions on free marketability shall be as follows:

                (i) if the securities are then traded on a national securities exchange or the Nasdaq National Market System (or a similar national quotation system), then the value shall be deemed to be the average of the closing prices of the securities on such exchange or system over the 30-day period ending three (3) days prior to the distribution; and

                (ii) if actively traded over-the-counter, then the value shall be deemed to be the average of the closing bid prices over the 30-day period ending three (3) days prior to the closing of such merger, consolidation or sale; and

                (iii) if there is no active public market, then the value shall be the fair market value thereof, as determined in good faith by the Board.

             (b) The method of valuation of securities subject to investment letter or other restrictions on free marketability shall be to make an appropriate discount from the market value determined as above in subparagraphs (a)(i), (ii) or (iii) of this subsection to reflect the approximate fair market value thereof, as determined in good faith by the Board.

     4. VOTING RIGHTS.

     In every vote of the stockholders of the Company, each holder of shares of Series E-3 Preferred Stock shall be entitled to the number of votes equal to the number of whole shares of Common Stock into which such shares of Series E-3 Preferred Stock could be converted pursuant to the provisions of Section 5 below at the record date for the determination of the stockholders entitled to vote or, if no such record date is established, the date such vote is taken or any written consent of stockholders is solicited. Except as required by law, the holders of Series E-3 Preferred Stock and holders of Common Stock shall vote together and not as separate classes.

     5. CONVERSION RIGHTS. The outstanding shares of Series E-3 Preferred Stock shall be convertible into Common Stock as follows:

        5.1 Optional Conversion.

          (a) At the option of the holder thereof, each share of Series E-3 Preferred Stock shall be convertible, at any time or from time to time.

          (b) Each holder of Series E-3 Preferred Stock who elects to convert the same into shares of Common Stock shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Company or any transfer agent for the Series E-3 Preferred Stock or Common Stock, and shall give written notice to the Company at such office that such holder elects to convert the same and shall state therein the number of shares of Series E-3 Preferred Stock being converted. Thereupon the Company shall promptly issue and deliver at such office to such holder a certificate or certificates for the number of shares of Common Stock to which such holder is entitled upon such conversion. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the certificate or certificates representing the shares of Series E-3 Preferred Stock to be converted, and the person entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder of such shares of Common Stock on such date.

          5.2 Conversion Price. Each share of Series E-3 Preferred Stock shall be convertible in accordance with subsection 5.1 above into the number of shares of Common Stock which results from dividing the Original Issue Price for the Series E-3 Preferred Stock by the conversion price for the Series E-3 Preferred Stock that is in effect at the time of conversion (the "Conversion Price"). The initial Conversion Price for the Series E-3 Preferred Stock shall be the Original Issue Price for the Series E-3 Preferred Stock. The Conversion Price of the Series E-3 Preferred Stock shall be subject to adjustment from time to time as provided below.

          5.3 Adjustment Upon Common Stock Event. Upon the happening of a Common Stock Event (as hereinafter defined), the Conversion Price of the Series E-3 Preferred Stock shall, simultaneously with the happening of such Common Stock Event, be adjusted by multiplying the Conversion Price for the Series E-3 Preferred Stock in effect immediately prior to such Common Stock Event by a fraction, (i) the numerator of which shall be the number of shares of Common Stock issued and outstanding immediately prior to such Common Stock Event, and (ii) the denominator of which shall be the number of shares of Common Stock issued and outstanding immediately after such Common Stock Event, and the product so obtained shall thereafter be the Conversion Price for the Series E-3 Preferred Stock. The Conversion Price for the Series E-3 Preferred Stock shall be readjusted in the same manner upon the happening of each subsequent Common Stock Event. As used herein, the term "Common Stock Event" shall mean (i) the issue by the Company of additional shares of Common Stock as a dividend or other distribution on outstanding Common Stock, (ii) a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock, or (iii) a combination of the outstanding shares of Common Stock into a smaller number of shares of Common Stock.

          5.4 Adjustments for Other Dividends and Distributions. If at any time or from time to time after the Original Issue Date the Company pays a dividend or makes another distribution to the holders of the Common Stock payable in securities of the Company other than shares of Common Stock, then in each such event provision shall be made so that the holders of the Series E-3 Preferred Stock shall receive upon conversion thereof, in addition to the number of shares of Common Stock receivable upon conversion thereof, the amount of securities of the Company which they would have received had their Series E-3 Preferred Stock been converted into Common Stock on the date of such event (or such record date, as applicable) and had they thereafter, during the period from the date of such event (or such record date, as applicable) to and including the conversion date, retained such securities receivable by them as aforesaid during such period, subject to all other adjustments called for during such period under this Section 5 with respect to the rights of the holders of the Series E-3 Preferred Stock or with respect to such other securities by their terms.

          5.5 Adjustment for Reclassification, Exchange and Substitution. If at any time or from time to time after the Original Issue Date the Common Stock issuable upon the conversion of the Series E-3 Preferred Stock is changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification or otherwise (other than by a Common Stock Event or a stock dividend, reorganization, merger, consolidation or sale of assets provided for elsewhere in this Section 5), then in any such event each holder of Series E-3 Preferred Stock shall have the right thereafter to convert such stock into the kind and amount of stock and other securities and property receivable upon such recapitalization, reclassification or other change by holders of the number of shares of Common Stock into which such shares of Series E-3 Preferred Stock could have been converted immediately prior to such recapitalization, reclassification or change, all subject to further adjustment as provided herein or with respect to such other securities or property by the terms thereof.

          5.6 Certificate of Adjustment. In each case of an adjustment or readjustment of the Conversion Price for the Series E-3 Preferred Stock, the Company, at its expense, shall cause its Chief Financial Officer to compute such adjustment or readjustment in accordance with the provisions hereof and prepare a certificate showing such adjustment or readjustment, and shall mail such certificate, by first class mail, postage prepaid, to each registered holder of the Series E-3 Preferred Stock at the holder's address as shown in the Company's books.

          5.7 Fractional Shares. No fractional shares of Common Stock shall be issued upon any conversion of Series E-3 Preferred Stock. In lieu of any fractional share to which the holder would otherwise be entitled, the Company shall pay the holder cash equal to the product of such fraction multiplied by the Common Stock's fair market value as determined in good faith by the Board as of the date of conversion.

          5.8 Reservation of Stock Issuable Upon Conversion. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series E-3 Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series E-3 Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series E-3 Preferred Stock, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

          5.9 Notices. Any notice required by the provisions of this Section 5 to be given to the holders of shares of the Series E-3 Preferred Stock shall be deemed given upon the earlier of actual receipt or deposit in the United States mail, by certified or registered mail, return receipt requested, postage prepaid, addressed to each holder of record at the address of such holder appearing on the books of the Company.

          5.10 No Impairment. The Company shall not avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but shall at all times in good faith assist in carrying out all such action as may be reasonably necessary or appropriate in order to protect the conversion rights of the holders of the Series E-3 Preferred Stock against impairment.

     6. MISCELLANEOUS

          6.1 No Reissuance of Series E-3 Preferred Stock. No share or shares of Series E-3 Preferred Stock acquired by the Company by reason of purchase, conversion or otherwise shall be reissued, and all such shares shall be canceled, retired and eliminated from the shares which the Company shall be authorized to issue.

          6.2 Consent to Certain Transactions. Each holder of shares of Series E-3 Preferred Stock shall, by virtue of its acceptance of a stock certificate evidencing Series E-3 Preferred Stock, be deemed to have consented, so long as the Company is deemed a "foreign corporation" as defined under Section 2115 of the California Corporations Code, for purposes of Sections 502, 503 and 506 of the California Corporations Code, to all repurchases by the Company of shares of Common Stock held by employees, officers, directors, consultants, independent contractors, advisors, or other persons performing services for the Company or a subsidiary that are subject to restricted stock purchase agreements or stock option exercise agreements under which the Company has the option to repurchase such shares."

     IN WITNESS WHEREOF, said corporation has caused this Certificate of Designation to be signed and attested by its duly authorized officers this
               day of                , 1998.

                                          EXCITE, INC.

                                          --------------------------------------
                                          George Bell,
                                          President and Chief Executive Officer

ATTEST:

---------------------------------------------
          Chris M. Vail, Secretary

                                                                      APPENDIX B

                                     BYLAWS
                                       OF
                                  EXCITE, INC.
                            (a Delaware corporation)
                           As Adopted March    , 1998

                                     BYLAWS
                                       OF
                                  EXCITE, INC.

                             A Delaware Corporation

                               TABLE OF CONTENTS

                                                                                PAGE
                                                                                ----
ARTICLE I -- STOCKHOLDERS.....................................................  B-1
  Section 1.1:    Annual Meetings.............................................  B-1
  Section 1.2:    Special Meetings............................................  B-1
  Section 1.3:    Notice of Meetings..........................................  B-1
  Section 1.4:    Adjournments................................................  B-1
  Section 1.5:    Quorum......................................................  B-1
  Section 1.6:    Organization................................................  B-1
  Section 1.7:    Voting; Proxies.............................................  B-2
  Section 1.8:    Fixing Date for Determination of Stockholders of Record.....  B-2
  Section 1.9:    List of Stockholders Entitled to Vote.......................  B-2
  Section 1.10:   Inspectors of Elections.....................................  B-2
  Section 1.11:   Notice of Stockholder Business; Nominations.................  B-3
ARTICLE II -- BOARD OF DIRECTORS..............................................  B-5
  Section 2.1:    Number; Qualifications......................................  B-5
  Section 2.2:    Election; Resignation; Removal; Vacancies...................  B-5
  Section 2.3:    Regular Meetings............................................  B-5
  Section 2.4:    Special Meetings............................................  B-5
  Section 2.5:    Telephonic Meetings Permitted...............................  B-5
  Section 2.6:    Quorum; Vote Required for Action............................  B-5
  Section 2.7:    Organization................................................  B-6
  Section 2.8:    Written Action by Directors.................................  B-6
  Section 2.9:    Powers......................................................  B-6
  Section 2.10:   Compensation of Directors...................................  B-6
ARTICLE III -- COMMITTEES.....................................................  B-6
  Section 3.1:    Committees..................................................  B-6
  Section 3.2:    Committee Rules.............................................  B-6
ARTICLE IV -- OFFICERS........................................................  B-7
  Section 4.1:    Generally...................................................  B-7
  Section 4.2:    Chief Executive Officer.....................................  B-7
  Section 4.3:    Chairman of the Board.......................................  B-7
  Section 4.4:    President...................................................  B-7
  Section 4.5:    Vice President..............................................  B-7
  Section 4.6:    Chief Financial Officer.....................................  B-8
  Section 4.7:    Treasurer...................................................  B-8
  Section 4.8:    Secretary...................................................  B-8
  Section 4.9:    Delegation of Authority.....................................  B-8
  Section 4.10:   Removal.....................................................  B-8
ARTICLE V -- STOCK............................................................  B-8
  Section 5.1:    Certificates................................................  B-8
  Section 5.2:    Lost, Stolen or Destroyed Stock Certificates; Issuance of
                  New Certificates............................................  B-8
  Section 5.3:    Other Regulations...........................................  B-8

                                                                                PAGE
                                                                                ----
ARTICLE VI -- INDEMNIFICATION.................................................  B-8
  Section 6.1:    Indemnification of Officers and Directors...................  B-8
  Section 6.2:    Advance of Expenses.........................................  B-9
  Section 6.3:    Non-Exclusivity of Rights...................................  B-9
  Section 6.4:    Indemnification Contracts...................................  B-9
  Section 6.5:    Effect of Amendment.........................................  B-9
ARTICLE VII -- NOTICES........................................................  B-9
  Section 7.1:    Notice......................................................  B-9
  Section 7.2:    Waiver of Notice............................................  B-10
ARTICLE VIII -- INTERESTED DIRECTORS..........................................  B-10
  Section 8.1:    Interested Directors; Quorum................................  B-10
ARTICLE IX -- MISCELLANEOUS...................................................  B-10
  Section 9.1:    Fiscal Year.................................................  B-10
  Section 9.2:    Seal........................................................  B-10
  Section 9.3:    Form of Records.............................................  B-10
  Section 9.4:    Reliance Upon Books and Records.............................  B-10
  Section 9.5:    Certificate of Incorporation Governs........................  B-11
  Section 9.6:    Severability................................................  B-11
ARTICLE X -- AMENDMENT........................................................  B-11
  Section 10.1:   Amendments..................................................  B-11

                                     BYLAWS
                                       OF
                                  EXCITE, INC.
                            (a Delaware corporation)

                           As Adopted March   , 1998

                                   ARTICLE I

                                  STOCKHOLDERS

     SECTION 1.1: Annual Meetings. An annual meeting of stockholders shall be held for the election of directors at such date, time and place, either within or without the State of Delaware, as the Board of Directors shall each year fix. Any other proper business may be transacted at the annual meeting.

     SECTION 1.2: Special Meetings. Special meetings of stockholders for any purpose or purposes may be called at any time by the Chairman of the Board, the President, or by the Board of Directors or two or more members thereof. Special meetings may not be called by any other person or persons. If a special meeting of stockholders is called by any person or persons other than by a majority of the members of the Board of Directors, then such person or persons shall call such meeting by delivering a written request to call such meeting to each member of the Board of Directors, and the Board of Directors shall then determine the time, date and place of such special meeting, which shall be held not more than one hundred twenty (120) nor less than thirty-five (35) days after the written request to call such special meeting was delivered to each member of the Board of Directors.

     SECTION 1.3: Notice of Meetings. Written notice of all meetings of stockholders shall be given stating the place, date and time of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise required by applicable law or the Certificate of Incorporation of the Corporation, such notice shall be given not less than ten
(10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting.

     SECTION 1.4: Adjournments. Any meeting of stockholders may adjourn from time to time to reconvene at the same or another place, and notice need not be given of any such adjourned meeting if the time, date and place thereof are announced at the meeting at which the adjournment is taken; provided, however, that if the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, then a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. At the adjourned meeting the Corporation may transact any business that might have been transacted at the original meeting.

     SECTION 1.5: Quorum. At each meeting of stockholders the holders of a majority of the shares of stock entitled to vote at the meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business, except if otherwise required by applicable law. If a quorum shall fail to attend any meeting, the chairman of the meeting or the holders of a majority of the shares entitled to vote who are present, in person or by proxy, at the meeting may adjourn the meeting. Shares of the Corporation's stock belonging to the Corporation (or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation are held, directly or indirectly, by the Corporation), shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the Corporation or any other corporation to vote any shares of the Corporation's stock held by it in a fiduciary capacity.

     SECTION 1.6: Organization. Meetings of stockholders shall be presided over by such person as the Board of Directors may designate, or, in the absence of such a person, the Chairman of the Board, or, in the absence of such person, the President of the Corporation, or, in the absence of such person, such person as may be chosen by the holders of a majority of the shares entitled to vote who are present, in person or by proxy, at the meeting. Such person shall be chairman of the meeting and, subject to Section 1.11 hereof, shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of discussion as seems to him or her to be in order. The Secretary of the Corporation shall act as secretary of the meeting, but in his or her absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

     SECTION 1.7: Voting; Proxies. Unless otherwise provided by law or the Certificate of Incorporation, and subject to the provisions of Section 1.8 of these Bylaws, each stockholder shall be entitled to one (1) vote for each share of stock held by such stockholder. Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for such stockholder by proxy. Such a proxy may be prepared, transmitted and delivered in any manner permitted by applicable law. Voting at meetings of stockholders need not be by written ballot unless such is demanded at the meeting before voting begins by a stockholder or stockholders holding shares representing at least one percent (1%) of the votes entitled to vote at such meeting, or by such stockholder's or stockholders' proxy; provided, however, that an election of directors shall be by written ballot if demand is so made by any stockholder at the meeting before voting begins. If a vote is to be taken by written ballot, then each such ballot shall state the name of the stockholder or proxy voting and such other information as the chairman of the meeting deems appropriate. Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Unless otherwise provided by applicable law, the Certificate of Incorporation or these Bylaws, every matter other than the election of directors shall be decided by the affirmative vote of the holders of a majority of the shares of stock entitled to vote thereon that are present in person or represented by proxy at the meeting and are voted for or against the matter.

     SECTION 1.8: Fixing Date for Determination of Stockholders of Record. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors and which shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting, nor more than sixty (60) days prior to any other action. If no record date is fixed by the Board of Directors, then the record date shall be as provided by applicable law. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

     SECTION 1.9: List of Stockholders Entitled to Vote. A complete list of stockholders entitled to vote at any meeting of stockholders, arranged in alphabetical order and showing the address of each stockholder and the number of shares registered in the name of each stockholder, shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder who is present at the meeting.

     SECTION 1.10:  Inspectors of Elections.

     (a) Applicability. Unless otherwise provided in the Corporation's Certificate of Incorporation or required by the Delaware General Corporation Law, the following provisions of this Section 1.10 shall apply only if and when the Corporation has a class of voting stock that is: (i) listed on a national securities exchange; (ii) authorized for quotation on an interdealer quotation system of a registered national securities association; or (iii) held of record by more than 2,000 stockholders; in all other cases, observance of the provisions of this Section 1.10 shall be optional, and at the discretion of the Corporation.

     (b) Appointment. The Corporation shall, in advance of any meeting of stockholders, appoint one or more inspectors of election to act at the meeting and make a written report thereof. The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting.

     (c) Inspector's Oath. Each inspector of election, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his ability.

     (d) Duties of Inspectors. At a meeting of stockholders, the inspectors of election shall (i) ascertain the number of shares outstanding and the voting power of each share, (ii) determine the shares represented at a meeting and the validity of proxies and ballots, (iii) count all votes and ballots, (iv) determine and retain for a reasonable period of time a record of the disposition of any challenges made to any determination by the inspectors, and (v) certify their determination of the number of shares represented at the meeting, and their count of all votes and ballots. The inspectors may appoint or retain other persons or entities to assist the inspectors in the performance of the duties of the inspectors.

     (e) Opening and Closing of Polls. The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced by the inspectors at the meeting. No ballot, proxies or votes, nor any revocations thereof or changes thereto, shall be accepted by the inspectors after the closing of the polls unless the Court of Chancery upon application by a stockholder shall determine otherwise.

     (f) Determinations. In determining the validity and counting of proxies and ballots, the inspectors shall be limited to an examination of the proxies, any envelopes submitted with those proxies, any information provided in connection with proxies in accordance with Section 212(c)(2) of the Delaware General Corporation Law, ballots and the regular books and records of the Corporation, except that the inspectors may consider other reliable information for the limited purpose of reconciling proxies and ballots submitted by or on behalf of banks, brokers, their nominees or similar persons which represent more votes than the holder of a proxy is authorized by the record owner to cast or more votes than the stockholder holds of record. If the inspectors consider other reliable information for the limited purpose permitted herein, the inspectors at the time they make their certification of their determinations pursuant to this
Section 1.10 shall specify the precise information considered by them, including the person or persons from whom they obtained the information, when the information was obtained, the means by which the information was obtained and the basis for the inspectors' belief that such information is accurate and reliable.

     SECTION 1.11:  Notice of Stockholder Business; Nominations.

     (a) Annual Meeting of Stockholders.

          (i) Nominations of persons for election to the Board of Directors and the proposal of business to be considered by the stockholders shall be made at an annual meeting of stockholders (A) pursuant to the Corporation's notice of such meeting, (B) by or at the direction of the Board of Directors or (C) by any stockholder of the Corporation who was a stockholder of record at the time of giving of the notice provided for in this Section 1.11, who is entitled to vote at such meeting and who complies with the notice procedures set forth in this Section 1.11.

          (ii) For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (C) of subparagraph
     (a)(i) of this Section 1.11, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and such other business must otherwise be a proper matter for stockholder action. To be timely, a stockholder's notice must be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the sixtieth (60th) day nor earlier than the close of business on the ninetieth (90th) day prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the ninetieth (90th) day prior to such annual meeting and not later than the close of business on the later of the sixtieth (60th) day prior to such annual meeting or the close of business on the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Corporation. Such stockholder's notice shall set forth: (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected;
     (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (1) the name and address of such stockholder, as they appear on the Corporation's books, and of such beneficial owner, and (2) the class and number of shares of the Corporation that are owned beneficially and held of record by such stockholder and such beneficial owner.

          (iii) Notwithstanding anything in the second sentence of subparagraph
     (a)(ii) of this Section 1.11 to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Corporation is increased and there is no public announcement by the Corporation naming all of the nominees for director or specifying the size of the increased board of directors at least seventy (70) days prior to the first anniversary of the preceding year's annual meeting (or, if the annual meeting is held more than thirty (30) days before or sixty (60) days after such anniversary date, at least seventy (70) days prior to such annual meeting), a stockholder's notice required by this Section 1.11 shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary of the Corporation at the principal executive office of the Corporation not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the Corporation.

     (b) Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation's notice of such meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation's notice of such meeting (i) by or at the direction of the Board of Directors or (ii) provided that the Board of Directors has determined that directors shall be elected at such meeting, by any stockholder of the Corporation who is a stockholder of record at the time of giving of notice of the special meeting, who shall be entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 1.11. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Corporation's notice of meeting, if the stockholder's notice required by subparagraph (a)(ii) of this Section 1.11 shall be delivered to the Secretary of the Corporation at the principal executive offices of the Corporation not earlier than the ninetieth (90th) day prior to such special meeting and not later than the close of business on the later of the sixtieth (60th) day prior to such special meeting or the tenth (10th) day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting.

     (c) General.

          (i) Only such persons who are nominated in accordance with the procedures set forth in this Section 1.11 shall be eligible to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 1.11. Except as otherwise provided by law or these bylaws, the chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 1.11 and, if any proposed nomination or business is not in compliance herewith, to declare that such defective proposal or nomination shall be disregarded.

          (ii) For purposes of this Section 1.11, the term "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to section 13, 14 or 15(d) of the Exchange Act.

          (iii) Notwithstanding the foregoing provisions of this Section 1.11, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth herein. Nothing in this Section 1.11 shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act.

                                   ARTICLE II

                               BOARD OF DIRECTORS

     SECTION 2.1: Number; Qualifications. The Board of Directors shall consist of one or more members. The initial number of directors shall be five (5), and thereafter shall be fixed from time to time by resolution of the Board of Directors. No decrease in the authorized number of directors constituting the Board of Directors shall shorten the term of any incumbent director. Directors need not be stockholders of the Corporation.

     SECTION 2.2: Election; Resignation; Removal; Vacancies. The Board of Directors shall initially consist of the person or persons elected by the incorporator or named in the Corporation's initial Certificate of Incorporation. Each director shall hold office until the next annual meeting of stockholders and until his or her successor is elected and qualified, or until his or her earlier death, resignation or removal. Any director may resign at any time upon written notice to the Corporation. Subject to the rights of any holders of Preferred Stock then outstanding: (i) any director or the entire Board of Directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors and (ii) any vacancy occurring in the Board of Directors for any cause, and any newly created directorship resulting from any increase in the authorized number of directors to be elected by all stockholders having the right to vote as a single class, may be filled by the stockholders, by a majority of the directors then in office, although less than a quorum, or by a sole remaining director.

     SECTION 2.3: Regular Meetings. Regular meetings of the Board of Directors may be held at such places, within or without the State of Delaware, and at such times as the Board of Directors may from time to time determine. Notice of regular meetings need not be given if the date, times and places thereof are fixed by resolution of the Board of Directors.

     SECTION 2.4: Special Meetings. Special meetings of the Board of Directors may be called by the Chairman of the Board, the President, any Vice President, the Secretary or any two or more directors then in office and may be held at any time, date or place, within or without the State of Delaware, as the person or persons calling the meeting shall fix. Notice of the time, date and place of such meeting shall be given, orally or in writing, by the person or persons calling the meeting to all directors at least four (4) days before the meeting if the notice is mailed, or at least twenty-four (24) hours before the meeting if such notice is given by telephone, hand delivery, telegram, telex, mailgram, facsimile or similar communication method. Unless otherwise indicated in the notice, any and all business may be transacted at a special meeting.

     SECTION 2.5: Telephonic Meetings Permitted. Members of the Board of Directors, or any committee of the Board, may participate in a meeting of the Board or such committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to conference telephone or similar communications equipment shall constitute presence in person at such meeting.

     SECTION 2.6: Quorum; Vote Required for Action. At all meetings of the Board of Directors a majority of the total number of authorized directors shall constitute a quorum for the transaction of business. Except as otherwise provided herein or in the Certificate of Incorporation, or required by law, the vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

     SECTION 2.7: Organization. Meetings of the Board of Directors shall be presided over by the Chairman of the Board, or in his or her absence by the President, or in his or her absence by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his or her absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

     SECTION 2.8: Written Action by Directors. Any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board or such committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board or committee, respectively.

     SECTION 2.9: Powers. The Board of Directors may, except as otherwise required by law or the Certificate of Incorporation, exercise all such powers and do all such acts and things as may be exercised or done by the Corporation.

     SECTION 2.10: Compensation of Directors. Directors, as such, may receive, pursuant to a resolution of the Board of Directors, fees and other compensation for their services as directors, including without limitation their services as members of committees of the Board of Directors.

                                  ARTICLE III

                                   COMMITTEES

     SECTION 3.1: Committees. The Board of Directors may, by resolution passed by a majority of the whole Board, designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of the committee, the member or members thereof present at any meeting of such committee who are not disqualified from voting, whether or not he, she or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of any such absent or disqualified member. Any such committee, to the extent provided in a resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation and may authorize the seal of the Corporation to be affixed to all papers that may require it; but no such committee shall have the power or authority in reference to amending the Certificate of Incorporation (except that a committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of stock adopted by the Board of Directors as provided in subsection (a) of
Section 151 of the Delaware General Corporation Law, fix the designations and any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the Corporation, or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the Corporation, or fix the number of shares of any series of stock or authorize the increase or decrease of the shares of any series), adopting an agreement of merger or consolidation under Sections 251 or 252 of the Delaware General Corporation Law, recommending to the stockholders the sale, lease or exchange of all or substantially all of the Corporation's property and assets, recommending to the stockholders a dissolution of the Corporation or a revocation of a dissolution, or amending the Bylaws of the Corporation; and unless the resolution of the Board of Directors expressly so provides, no such committee shall have the power or authority to declare a dividend, authorize the issuance of stock or adopt a certificate of ownership and merger pursuant to section 253 of the Delaware General Corporation Law.

     SECTION 3.2: Committee Rules. Unless the Board of Directors otherwise provides, each committee designated by the Board may make, alter and repeal rules for the conduct of its business. In the absence of such rules each committee shall conduct its business in the same manner as the Board of Directors conducts its business pursuant to Article II of these Bylaws.

                                   ARTICLE IV

                                    OFFICERS

     SECTION 4.1: Generally. The officers of the Corporation shall consist of a Chief Executive Officer and/or a President, one or more Vice Presidents, a Secretary, a Treasurer and such other officers, including a Chairman of the Board of Directors and/or Chief Financial Officer, as may from time to time be appointed by the Board of Directors. All officers shall be elected by the Board of Directors; provided, however, that the Board of Directors may empower the Chief Executive Officer of the Corporation to appoint officers other than the Chairman of the Board, the Chief Executive Officer, the President, the Chief Financial Officer or the Treasurer. Each officer shall hold office until his or her successor is elected and qualified or until his or her earlier resignation or removal. Any number of offices may be held by the same person. Any officer may resign at any time upon written notice to the Corporation. Any vacancy occurring in any office of the Corporation by death, resignation, removal or otherwise may be filled by the Board of Directors.

     SECTION 4.2: Chief Executive Officer. Subject to the control of the Board of Directors and such supervisory powers, if any, as may be given by the Board of Directors, the powers and duties of the Chief Executive Officer of the Corporation are:

          (a) To act as the general manager and, subject to the control of the Board of Directors, to have general supervision, direction and control of the business and affairs of the Corporation;

          (b) To preside at all meetings of the stockholders;

          (c) To call meetings of the stockholders to be held at such times and, subject to the limitations prescribed by law or by these Bylaws, at such places as he or she shall deem proper; and

          (d) To affix the signature of the Corporation to all deeds, conveyances, mortgages, guarantees, leases, obligations, bonds, certificates and other papers and instruments in writing which have been authorized by the Board of Directors or which, in the judgment of the Chief Executive Officer, should be executed on behalf of the Corporation; to sign certificates for shares of stock of the Corporation; and, subject to the direction of the Board of Directors, to have general charge of the property of the Corporation and to supervise and control all officers, agents and employees of the Corporation.

     The President shall be the Chief Executive Officer of the Corporation unless the Board of Directors shall designate another officer to be the Chief Executive Officer. If there is no President, and the Board of Directors has not designated any other officer to be the Chief Executive Officer, then the Chairman of the Board shall be the Chief Executive Officer.

     SECTION 4.3: Chairman of the Board. The Chairman of the Board shall have the power to preside at all meetings of the Board of Directors and shall have such other powers and duties as provided in these bylaws and as the Board of Directors may from time to time prescribe.

     SECTION 4.4: President. The President shall be the Chief Executive Officer of the Corporation unless the Board of Directors shall have designated another officer as the Chief Executive Officer of the Corporation. Subject to the provisions of these Bylaws and to the direction of the Board of Directors, and subject to the supervisory powers of the Chief Executive Officer (if the Chief Executive Officer is an officer other than the President), and subject to such supervisory powers and authority as may be given by the Board of Directors to the Chairman of the Board, and/or to any other officer, the President shall have the responsibility for the general management the control of the business and affairs of the Corporation and the general supervision and direction of all of the officers, employees and agents of the Corporation (other than the Chief Executive Officer, if the Chief Executive Officer is an officer other than the President) and shall perform all duties and have all powers that are commonly incident to the office of President or that are delegated to the President by the Board of Directors.

     SECTION 4.5: Vice President. Each Vice President shall have all such powers and duties as are commonly incident to the office of Vice President, or that are delegated to him or her by the Board of Directors or the Chief Executive Officer. A Vice President may be designated by the Board to perform the duties and exercise the powers of the Chief Executive Officer in the event of the Chief Executive Officer's absence or disability.

     SECTION 4.6: Chief Financial Officer. Subject to the direction of the Board of Directors and the President, the Chief Financial Officer shall perform all duties and have all powers that are commonly incident to the office of chief financial officer.

     SECTION 4.7: Treasurer. The Treasurer shall have custody of all monies and securities of the Corporation. The Treasurer shall make such disbursements of the funds of the Corporation as are authorized and shall render from time to time an account of all such transactions. The Treasurer shall also perform such other duties and have such other powers as are commonly incident to the office of Treasurer, or as the Board of Directors or the President may from time to time prescribe.

     SECTION 4.8: Secretary. The Secretary shall issue or cause to be issued all authorized notices for, and shall keep, or cause to be kept, minutes of all meetings of the stockholders and the Board of Directors. The Secretary shall have charge of the corporate minute books and similar records and shall perform such other duties and have such other powers as are commonly incident to the office of Secretary, or as the Board of Directors or the President may from time to time prescribe.

     SECTION 4.9: Delegation of Authority. The Board of Directors may from time to time delegate the powers or duties of any officer to any other officers or agents, notwithstanding any provision hereof.

     SECTION 4.10 Removal. Any officer of the Corporation shall serve at the pleasure of the Board of Directors and may be removed at any time, with or without cause, by the Board of Directors. Such removal shall be without prejudice to the contractual rights of such officer, if any, with the Corporation.

                                   ARTICLE V

                                     STOCK

     SECTION 5.1: Certificates. Every holder of stock shall be entitled to have a certificate signed by or in the name of the Corporation by the Chairman or Vice-Chairman of the Board of Directors, or the President or a Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary, of the Corporation, certifying the number of shares owned by such stockholder in the Corporation. Any or all of the signatures on the certificate may be a facsimile.

     SECTION 5.2: Lost, Stolen or Destroyed Stock Certificates; Issuance of New Certificates. The Corporation may issue a new certificate of stock in the place of any certificate previously issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or such owner's legal representative, to agree to indemnify the Corporation and/or to give the Corporation a bond sufficient to indemnify it, against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

     SECTION 5.3: Other Regulations. The issue, transfer, conversion and registration of stock certificates shall be governed by such other regulations as the Board of Directors may establish.

                                   ARTICLE VI

                                INDEMNIFICATION

     SECTION 6.1 Indemnification of Officers and Directors. Each person who was or is made a party to, or is threatened to be made a party to, or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "proceeding"), by reason of the fact that he or she (or a person of whom he or she is the legal representative), is or was a director or officer of the Corporation or a Reincorporated Predecessor (as defined below) or is or was serving at the request of the Corporation or a Reincorporated Predecessor (as defined below) as a director or officer of another corporation, or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, shall be indemnified and held harmless by the Corporation to the fullest extent permitted by the Delaware General Corporation Law, against all expenses, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes and penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection therewith, and such indemnification shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that the Corporation shall indemnify any such person seeking indemnity in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation. As used herein, the term "Reincorporated Predecessor" means a corporation that is merged with and into the Corporation in a statutory merger where (a) the Corporation is the surviving corporation of such merger; (b) the primary purpose of such merger is to change the corporate domicile of the Reincorporated Predecessor to Delaware.

     SECTION 6.2: Advance of Expenses. The Corporation shall pay all expenses (including attorneys' fees) incurred by such a director or officer in defending any such proceeding as they are incurred in advance of its final disposition; provided, however, that if the Delaware General Corporation Law then so requires, the payment of such expenses incurred by such a director or officer in advance of the final disposition of such proceeding shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it should be determined ultimately that such director or officer is not entitled to be indemnified under this Article VI or otherwise; and provided, further, that the Corporation shall not be required to advance any expenses to a person against whom the Corporation directly brings a claim, in a proceeding, alleging that such person has breached his or her duty of loyalty to the Corporation, committed an act or omission not in good faith or that involves intentional misconduct or a knowing violation of law, or derived an improper personal benefit from a transaction.

     SECTION 6.3: Non-Exclusivity of Rights. The rights conferred on any person in this Article VI shall not be exclusive of any other right that such person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, Bylaw, agreement, vote of stockholders or disinterested directors, or otherwise. Additionally, nothing in this Article VI shall limit the ability of the Corporation, in its discretion, to indemnify or advance expenses to persons whom the Corporation is not obligated to indemnify or advance expenses pursuant to this Article VI.

     SECTION 6.4: Indemnification Contracts. The Board of Directors is authorized to cause the Corporation to enter into indemnification contracts with any director, officer, employee or agent of the Corporation, or any person serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including employee benefit plans, providing indemnification rights to such person. Such rights may be greater than those provided in this Article VI.

     SECTION 6.5: Effect of Amendment. Any amendment, repeal or modification of any provision of this Article VI shall be prospective only, and shall not adversely affect any right or protection conferred on a person pursuant to this
Article VI and existing at the time of such amendment, repeal or modification.

                                  ARTICLE VII

                                    NOTICES

     SECTION 7.1: Notice. Except as otherwise specifically provided herein or required by law, all notices required to be given pursuant to these Bylaws shall be in writing and may in every instance be effectively given by hand delivery (including use of a delivery service), by depositing such notice in the mail, postage prepaid, or by sending such notice by prepaid telegram, telex, overnight express courier, mailgram or facsimile. Any such notice shall be addressed to the person to whom notice is to be given at such person's address as it appears on the records of the Corporation. The notice shall be deemed given (i) in the case of hand delivery, when received by the person to whom notice is to be given or by any person accepting such notice on behalf of such person, (ii) in the case of delivery by mail, upon deposit in the mail, (iii) in the case of delivery by overnight express courier, on the first business day after such notice is dispatched, and (iv) in the case of delivery via telegram, telex, mailgram, or facsimile, when dispatched.

     SECTION 7.2: Waiver of Notice. Whenever notice is required to be given under any provision of these bylaws, a written waiver of notice, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, directors or members of a committee of directors need be specified in any written waiver of notice.

                                  ARTICLE VIII

                              INTERESTED DIRECTORS

     SECTION 8.1: Interested Directors; Quorum. No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board or committee thereof that authorizes the contract or transaction, or solely because his, her or their votes are counted for such purpose, if: (i) the material facts as to his, her or their relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; (ii) the material facts as to his, her or their relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (iii) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified by the Board of Directors, a committee thereof, or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

                                   ARTICLE IX

                                 MISCELLANEOUS

     SECTION 9.1: Fiscal Year. The fiscal year of the Corporation shall be determined by resolution of the Board of Directors.

     SECTION 9.2: Seal. The Board of Directors may provide for a corporate seal, which shall have the name of the Corporation inscribed thereon and shall otherwise be in such form as may be approved from time to time by the Board of Directors.

     SECTION 9.3: Form of Records. Any records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account and minute books, may be kept on, or be in the form of, magnetic tape, diskettes, photographs, microphotographs or any other information storage device, provided that the records so kept can be converted into clearly legible form within a reasonable time. The Corporation shall so convert any records so kept upon the request of any person entitled to inspect the same.

     SECTION 9.4: Reliance Upon Books and Records. A member of the Board of Directors, or a member of any committee designated by the Board of Directors shall, in the performance of his or her duties, be fully protected in relying in good faith upon records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of the Corporation's officers or employees, or committees of the Board of Directors, or by any other person as to matters the member reasonably believes are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation.

     SECTION 9.5: Certificate of Incorporation Governs. In the event of any conflict between the provisions of the Corporation's Certificate of Incorporation and Bylaws, the provisions of the Certificate of Incorporation shall govern.

     SECTION 9.6: Severability. If any provision of these Bylaws shall be held to be invalid, illegal, unenforceable or in conflict with the provisions of the Corporation's Certificate of Incorporation, then such provision shall nonetheless be enforced to the maximum extent possible consistent with such holding and the remaining provisions of these Bylaws (including without limitation, all portions of any section of these Bylaws containing any such provision held to be invalid, illegal, unenforceable or in conflict with the Certificate of Incorporation, that are not themselves invalid, illegal, unenforceable or in conflict with the Certificate of Incorporation) shall remain in full force and effect.

                                   ARTICLE X

                                   AMENDMENT

     SECTION 10.1 Amendments. Stockholders of the Corporation holding a majority of the Corporation's outstanding voting stock shall have the power to adopt, amend or repeal Bylaws. To the extent provided in the Corporation's Certificate of Incorporation, the Board of Directors of the Corporation shall also have the power to adopt, amend or repeal Bylaws of the Corporation, except insofar as Bylaws adopted by the stockholders shall otherwise provide.

                            CERTIFICATION OF BYLAWS
                                       OF
                                  EXCITE, INC.
                            (A DELAWARE CORPORATION)

KNOW ALL BY THESE PRESENTS:

     I, Chris M. Vail, certify that I am Secretary of Excite, Inc., a Delaware corporation (the "Company"), that I am duly authorized to make and deliver this certification, that the attached Bylaws are a true and correct copy of the Bylaws of the Company in effect as of the date of this certificate.

Dated: March   , 1998

                                          --------------------------------------
                                                 Chris M. Vail, Secretary

                                  EXCITE, INC.
                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

                                __________, 1998

       THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE
                                    COMPANY.

The undersigned hereby appoints Robert C. Hood and Chris M. Vail, or either of them, as proxies, each with full power of substitution, and hereby authorizes them to represent and to vote, as designated below, all shares of Common Stock, no par value, of Excite, Inc. (the "Company"), held of record by the undersigned on __________, 1998, at the Annual Meeting of Shareholders of the Company to be held at the corporate offices of the Company, on __________, __________, 1998, at 10:00 a.m. California time, and at any adjournments or postponements thereof.


1.       ELECTION OF DIRECTORS.

[  ]     FOR all nominees listed               [  ]     WITHHOLDING AUTHORITY
         below (except as indicated                     to vote for all nominees
         to the contrary below)                         listed below


Nominees:      George Bell, Joseph R. Kraus, IV, Donn M. Davis, Vinod Khosla
               and Geoffrey Y. Yang.

Instruction:   To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.

               _________________________________________________________________

2.       APPROVAL OF AMENDMENT TO THE 1996 EQUITY INCENTIVE PLAN.

         [   ]        FOR        [   ]      AGAINST      [   ]    ABSTAIN

3.       APPROVAL OF AMENDMENT TO THE 1996 EMPLOYEE STOCK PURCHASE PLAN.

         [   ]        FOR        [   ]      AGAINST      [   ]    ABSTAIN

4. APPROVAL OF A CHANGE IN THE COMPANY'S STATE OF INCORPORATION FROM CALIFORNIA TO DELAWARE.

         [   ]        FOR        [   ]      AGAINST      [   ]    ABSTAIN

5. RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 1998.

         [   ]        FOR        [   ]      AGAINST      [   ]    ABSTAIN


        The Board of Directors recommends that you vote FOR the election of the five nominees listed in Proposal 1 and FOR each of Proposals 2, 3, 4 and 5.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

(CONTINUED FROM OTHER SIDE)


    THIS PROXY WILL BE VOTED AS DIRECTED ABOVE. WHEN NO CHOICE IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES LISTED IN PROPOSAL 1 AND FOR EACH OF PROPOSALS 2, 3, 4 AND 5. In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting or any adjournments or postponements thereof to the extent authorized by Rule 14a-4(c) promulgated under the Securities Exchange Act of 1934, as amended.


                           _____________________________________________________
                           (Print Shareholder(s) name)


                           _____________________________________________________
                           (Signature(s) of Shareholder or Authorized Signatory)


                           _____________________________________________________

                           Dated:  __________, 1998


Please sign exactly as your name(s) appear(s) on your stock certificate. If shares of stock stand of record in the names of two or more persons or in the name of husband and wife, whether as joint tenants or otherwise, both or all of such persons should sign the proxy. If shares of stock are held of record by a corporation, the proxy should be executed by the president or vice president and the secretary or assistant secretary. Executors, administrators or other fiduciaries who execute the above proxy for a deceased shareholder should give their full title. Please date the proxy.


    WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY IN THE ENCLOSED RETURN
         ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.



                                       2